Exhibit 10.20

EXECUTION VERSION

TRANSITION PRODUCTION AGREEMENT

THIS TRANSITION PRODUCTION AGREEMENT (“Agreement”) is made and entered into as of the 11th day of May, 2009, between SENSATA TECHNOLOGIES, INC., a Delaware corporation (“Sensata”), and EMS ENGINEERED MATERIALS SOLUTIONS, LLC, a Delaware limited liability company (“EMS”).

RECITALS

WHEREAS, the electrical contacts systems division of EMS (the “ECS Division”) is incurring significant financial losses on a monthly basis, due to a variety of reasons, including, (i) a decrease in customer sales volume, (ii) losses related to raw material price fluctuations, (iii) EMS’s inability to finance its raw material needs, and in particular silver, and (iv) the general need for considerable working capital requirements of the ECS Division;

WHEREAS, Sensata is the ECS Division’s largest customer;

WHEREAS, EMS has communicated to Sensata EMS’s need to shut-down or sell the ECS Division as soon as possible in order to minimize financial losses;

WHEREAS, in order to secure the continued supply of ECS Products (as defined below) required by Sensata, Sensata is willing to enter into new terms and conditions for the purchase and sale of ECS Products, as well as provide financial assistance to EMS, including, bearing the financial costs associated with operating the ECS Division, in each case as more fully described herein; and

WHEREAS, in furtherance of the foregoing and prior to the date hereof, on April 6, 2009 and April 9, 2009 Sensata purchased and took possession of certain finished goods inventory of the ECS Division.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. Conditions Precedent. Each of the parties hereto acknowledges and agrees that each of the actions set forth below in this Section 1 is a condition precedent (as applicable) to their respective requirements to fulfill their respective obligations under this Agreement:

(a) Accounts Receivable. Simultaneously with the execution of this Agreement, Sensata shall pay to EMS by wire transfer of immediately available funds to an account designated by EMS $3,065,415.46, and EMS acknowledges that such amount represents payment in full of all accounts receivable from all Sensata sites to EMS as detailed on Schedule 1(a) hereto.

(b) Tooling and Equipment. Simultaneously with the execution of this Agreement, Sensata shall pay to EMS by wire transfer of immediately available funds to an account designated by EMS $1,875,000, which amount represents payment in full of the tooling and equipment of EMS’ ECS Division as detailed on Schedule 1(b) hereto (EMS shall deliver title to such tooling and equipment to Sensata as of the date hereof, free and clear of all liens, claims and encumbrances of any type). During the term of this Agreement, Sensata may physically remove any of the tooling or equipment listed on Schedule 1(b) from the ECS Division facility with the prior written consent of EMS (not to be unreasonably withheld), and EMS may remove any tooling or equipment not listed on Schedule 1(b) from the ECS Division facility with the prior written consent of Sensata (not to be unreasonably withheld).

EMS shall have no liability for further production of ECS Products that may require use of any tooling or equipment removed by Sensata. In either case, the removing party shall bear all costs associated with removing any such tooling or equipment, including costs associated with restoring or repairing the building to its condition prior to such removal as a result of the removal of such tooling or equipment. At least two (2) weeks prior to the termination of this Agreement (or as soon as practicable following an immediate termination of this Agreement), Sensata shall notify EMS in writing of each specific item of tooling or equipment listed on Schedule 1(b) that it intends to physically remove from the ECS Division facility. In the event that Sensata intends to remove any such identified tooling and equipment, it will do so at its sole cost and expense, no later than thirty (30) days after the termination of this Agreement, and EMS shall grant Sensata reasonable access to the ECS Division facility to remove such tooling and equipment. With respect to (i) any tooling and equipment listed on Schedule 1(b) that Sensata notifies EMS that it does not intend to retain and remove pursuant to its notice two (2) weeks prior to termination (or as soon as practicable following an immediate termination of this Agreement); or (ii) with respect to any tooling and equipment left at EMS’ facility thirty (30) days after the termination of this Agreement, Sensata shall transfer title to such abandoned items to EMS free and clear of any liens created by Sensata, and EMS shall dispose of such tooling and equipment at its cost and expense.

(c) Customers. Prior to the execution of this Agreement, EMS has delivered or caused to be delivered, to Sensata, Schedule 1 (c), which sets forth a list of all of the customers of the ECS Division (setting forth the name(s) of each such customer and their purchases of ECS Products for the 12-month period ended March 31, 2009) (the “Customer List”).

(d) Release and Acknowledgment. Prior to the execution of this Agreement, each of Bank of America, N.A. and Contrarian Financial Service Company, LLC shall have released its security interest in the tooling and equipment listed on Schedule 1(b), and each shall have acknowledged the Assignment Agreement (as defined in Section 16), substantially in the form attached as Schedule 1(d).

(e) Maintenance Lists. Prior to the execution of this Agreement, EMS has delivered or caused to be delivered, to Sensata Schedule 1(e), which sets forth maintenance logs for the ECS Division (including, maintenance logs for capital expenditures and tooling expenditures for the 12-month period ended March 31, 2009).

(f) Release of Bank of America Letter of Credit. Prior to the execution of this Agreement, Sovereign Precious Metals, LLC (“Sovereign”) shall have released the Two Million Dollar ($2,000,000) letter of credit number 68023633 issued to Sovereign by Bank of America, N.A., and Sovereign shall have delivered the original letter of credit along with a letter of cancellation to Bank of America, N.A (with a copy to EMS), in connection with the Consignment Agreement, between EMS and Sovereign, dated February 21, 2008, as amended, substantially in the form attached as Schedule 1(f).

2. Terms and Conditions of Sale; Payment. EMS agrees to manufacture electrical contacts systems (the “ECS Products”) for Sensata in such amounts as may be specified by Sensata from time to time (such amounts, when combined with amounts (if any) then manufactured for other customers of the business as contemplated by Section 12 hereof, shall not to exceed 100% of EMS’ fixed asset capacity for ECS Products as of the date hereof, such capacity set forth on Schedule 2 hereof). Any such ECS Products shall be manufactured for Sensata in accordance with the specifications requested and provided by Sensata from time-to-time. All sales of ECS Products made by EMS to Sensata shall be on such terms and conditions of sale that are consistent with the past practice of the parties; provided, however, that (a) EMS shall indicate on each invoice for ECS Products that amount of such invoice to be allocated (and paid) to Sovereign (the amount allocated to be paid to Sovereign in such invoice, the “Sovereign Portion”) and the amount of such invoice to be allocated (and paid) to EMS (the “EMS Portion”), and (b)

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Sensata shall pay (by wire transfer of immediately available funds) directly to Sovereign the Sovereign Portion of the purchase price for such ECS Products (as set forth on the applicable invoice) on the date of shipment of such ECS Products to Sensata and shall pay directly to EMS (by wire transfer of immediately available funds) the EMS Portion of the purchase price for such ECS Products (as set forth on the applicable invoice) on the date of shipment of such ECS Products to Sensata. EMS will provide Sovereign with a copy of each invoice for such ECS Products upon issuance. Sensata will provide EMS with a copy of the wire transfer confirmation of each payment of the Sovereign Portion and EMS Portion. EMS acknowledges and agrees that payment by Sensata of the Sovereign Portion of the purchase price and the EMS Portion of the purchase price (each as contemplated above and set forth in the applicable invoice) shall constitute payment in full of the aggregate purchase price payable by Sensata for such ECS Products. During the term of this Agreement, Sensata shall issue (at a minimum) each Thursday of each week, purchase orders for the purchase and sale of all finished ECS Products produced on behalf of Sensata pursuant to its specifications (that are not subject to a previous purchase order) containing a shipment date no longer than five (5) calendar days from the date of the purchase order. To the extent that there is any inconsistency between the terms of this Agreement and the “past practices” of the parties (as contemplated by this Section 2), then the terms of this Agreement shall control. IN NO EVENT SHALL EMS HAVE ANY LIABILITY TO SENSATA ARISING FROM EMS’ FAILURE TO FULFILL ITS OBLIGATIONS TO MANUFACTURE ECS PRODUCTS FOR SENSATA PURSUANT TO THIS SECTION 2 IN EXCESS OF THE AMOUNTS PAID BY SENSATA FOR SUCH ECS PRODUCTS (AND IN NO EVENT WILL EMS BE LIABLE TO SENSATA FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE, WHETHER BASED IN CONTRACT, IN TORT OR OTHERWISE, THAT ARISE FROM EMS’ FAILURE TO FULFILL ITS OBLIGATIONS TO MANUFACTURE ECS PRODUCTS FOR SENSATA PURSUANT TO THIS SECTION 2, INCLUDING BUT NOT LIMITED TO LOSS OF USE OF THE ECS PRODUCTS AND LOSS OF PROFITS). EMS shall have no liability or be in breach of this Section 2 for any failure or delay in performance due to strikes, lockouts, concerted acts of workmen, fires, explosions, floods or other natural catastrophes, civil disturbance or riots, armed conflict (whether declared or undeclared), terrorist acts, acts of God, compliance with acts of government and government regulations, embargoes or any other similar cause which is beyond the reasonable control of EMS.

3. Term and Termination.

(a) This Agreement shall commence on the date hereof and shall terminate on the date that is the earliest to occur of the following:

(i) the mutual written agreement of Sensata and EMS;

(ii) seventy (70) days following the delivery of written notice of termination sent by Sensata to EMS at any time on or following the thirtieth (30th) calendar day after the date hereof;

(iii) two hundred and seventy (270) days following the date hereof (unless extended by mutual written agreement of the parties hereto prior to such date, provided, however, in no circumstances will EMS be required to commit any Net Working Capital to the ECS Division during any extension period);

(iv) at any time upon thirty (30) days’ written notice by the non-breaching party upon the occurrence of a material breach of this Agreement by the other party (other than breaches of Section 6 (Provision of Silver), which will require sixty (60) days’ written notice and cure periods), which breach is not cured within such 30 day notice period; and

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(v) immediately upon (i) the effective date specified in a written notice delivered by Sensata to EMS following EMS’ breach of any of its obligations set forth in Schedule 10, (ii) the effective date specified in a written notice delivered by EMS to Sensata after the final determination of Sensata’s breach of any of its obligations set forth in Section 4 (Loss Payment), Section 5 (Working Capital) (such final determination to be made in the manner set forth in Section 4 or Section 5, respectively), or (iii) the effective date specified in a written notice delivered by EMS to Sensata following Sensata’s failure to pay EMS the invoiced amount for any ECS Products pursuant to Section 2 hereof.

(b) Upon the termination of this Agreement (including after expiration of any applicable notice provision contemplated by Section 3(a)), Sensata shall immediately purchase from EMS and EMS shall sell to Sensata all Inventory of the ECS Division (to the extent meeting Sensata’s specifications and produced by EMS following the date hereof), at a purchase price equal to the then current net carrying cost of any raw materials and work in process, as stated in EMS’ books and records of accounting, (prepared in accordance with past practice) and the historical sale price paid by Sensata to EMS for any finished goods; provided, however, that Sensata may (in its sole discretion) but shall not be obligated to purchase such Inventory in the event that EMS has breached this Agreement in any material respect. For purposes of this Agreement “Inventory” shall include all: (i) raw materials (ii) work in process; and (iii) finished goods, wherever located. Subject to the foregoing, EMS shall deliver the Inventory within thirty (30) days after the termination of this Agreement, such delivery to be made at Sensata’s expense (such expenses to be approved in advance by Sensata in writing) to a location specified in writing by Sensata, and upon delivery, Sensata shall pay the amounts specified herein.

(c) To the extent that the date of termination of this Agreement does not coincide with the end of a calendar month, EMS shall provide to Sensata within five (5) days of the termination of this Agreement, a short-period P&L Statement (prepared pursuant to the provisions described in Section 4 below) for the period beginning on the last day of the immediately preceding calendar month and ending on the date of termination of this Agreement. Either EMS or Sensata, as the case may be, shall make either a Loss Payment or Profit Payment as indicated in the short-period P&L Statement, pursuant to the terms of payment set forth in Section 4 below.

(d) The termination of this Agreement shall not relieve any party of any liability accrued prior to the effective date of such termination, and such termination shall not affect the continued operation or enforcement of any provision of this Agreement which by its express terms or by reasonable implication is to survive any termination.

4. Profit and Loss Payments.

(a) Within five (5) days of the end of each calendar month during the term of this Agreement, EMS shall prepare and deliver to Sensata a profit and loss statement for the immediately preceding calendar month (or partial month) with respect to the ECS Division prepared in accordance with the accounting principles and allocation ratios set forth on Schedule 4 attached hereto (each, a “P&L Statement”).

(b) In connection with the preparation of the P&L Statement, and during the period of any review or dispute as provided in this Section 4, EMS and Sensata shall: (i) provide each other party and its representatives with reasonable access during normal business hours upon reasonable advance notice to its and their relevant books, records and employees (to the extent any of such books, records or employees relate to the applicable P&L Statement) and permit copies to be made of any of the foregoing documentation and (ii) cooperate fully with such other party and its representatives as reasonably requested, including the provision on a timely basis of all information reasonably relevant for purposes of the applicable P&L Statement.

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(c) After receipt of each P&L Statement, Sensata shall have three (3) business days to review each such statement. Unless Sensata delivers written notice to EMS on or prior to the close of business on the third (3rd) business day after EMS’s delivery of such statement stating that Sensata has objections to such statement, Sensata shall be deemed to have accepted and agreed to the applicable statement. If Sensata disagrees with a P&L Statement, Sensata shall notify EMS in writing of its objections to any such statement, and such notice shall specify those items or amounts as to which Sensata disagrees (“Disputed Items”), and Sensata shall have deemed to have agreed with all other items and amounts contained in the P&L Statement. Items or amounts included in any such statement, which are not objected to in writing by Sensata, shall be deemed to be accepted by Sensata (“Resolved Items”) and any amounts included within such items shall be deemed to be final, binding and conclusive. If Sensata notifies EMS in writing of its objections to any such statement, Sensata and EMS shall, within five (5) business days (or such longer period as Sensata and EMS may agree in writing) following such notice (each such period, a “Resolution Period”), attempt to resolve their differences, and any written resolution by them as to any Disputed Items shall become Resolved Items and shall be final, binding and conclusive.

(d) Any amounts remaining in dispute at the conclusion of the applicable Resolution Period (in respect of each P&L Statement, the “Unresolved Items”) shall be submitted by Sensata and EMS to a nationally recognized firm of independent accountants mutually agreed in writing by Sensata and EMS (the “CPA Firm”) within five (5) business days after the expiration of the applicable Resolution Period or as soon as practicable after Sensata and EMS have engaged the CPA Firm. Each party agrees to execute, if requested by the CPA Firm, an engagement letter with the CPA Firm containing reasonable terms and to provide the CPA Firm such work papers and other documents and information related to the P&L Statements as the CPA Firm may reasonably request. All fees and expenses relating to the work, if any, to be performed by the CPA Firm shall be borne 50% by Sensata and 50% by EMS. The CPA Firm shall act as an arbitrator and not as an expert, to determine, based on the provisions of this Section 4, only the Unresolved Items; provided, however, that the determination of the Unresolved Items provided by the CPA Firm shall be limited to the range provided by Sensata and EMS on the resolution of the specific Unresolved Item. Sensata and EMS shall request that the CPA Firm provide, within ten (10) business days after the submission of the Unresolved Items to the CPA Firm, a written statement setting forth (x) its determination of the Unresolved Items and (y) its calculation of the Profit Payment or Loss Payment (as applicable) for the applicable month. Such written statement shall be delivered to Sensata and EMS and shall be final, binding and conclusive on and with respect to Sensata and EMS absent manifest error. For the avoidance of doubt, Unresolved Items relating to more than one P&L Statement may be simultaneously submitted to the CPA Firm.

(e) Within three (3) business days following the delivery of any P&L Statement by EMS to Sensata: (i) Sensata shall pay to EMS, by wire transfer of immediately available funds to an account designated by EMS, an amount equal to the loss shown on such P&L Statement, excluding any Disputed Items, if any (a “Loss Payment”) or (ii) EMS shall pay to Sensata, by wire transfer of immediately available funds to an account designated by Sensata, an amount equal to the profit shown on such P&L Statement, excluding any Disputed Items, if any (“Profit Payment”). In the event a Loss Payment would exceed $1,000,000, the parties will meet and negotiate in good faith to determine the treatment of the loss in excess of $1,000,000.

(f) Within three (3) business days following either (i) the CPA Firm’s determination of all Unresolved Items and its calculation of the Profit Payment or Loss Payment with respect to any

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P&L Statement (pursuant to Section 4(d) above), or (ii) the mutual resolution of a Disputed Item and recalculation of the Profit Payment or Loss Payment at the end of such Resolution Period; either EMS or Sensata, as the case may be, shall make an adjustment payment to the other party to the account designated in Section 4(e) above based on the Profit Payment or Loss Payment previously paid pursuant to Section 4(e) above (without inclusion of any Unresolved Items or Disputed Items), versus the recalculated Profit Payment or Loss Payment after taking into consideration the final determination of any Unresolved Items by the CPA Firm, or the mutual resolution of any Disputed Items during the Resolution Period.

5. Working Capital.

(a) The parties hereto acknowledge and agree that during the term of this Agreement, the ECS Division shall at no time have Net Working Capital (as defined below) greater than Two Million Dollars ($2,000,000). For purposes of this Agreement, “Net Working Capital” means Inventory of the ECS Division; provided, however, if Current Liabilities of the ECS Division exceed $500,000 in the aggregate, then “Net Working Capital” shall mean (i) Inventory of the ECS Division minus (ii) Current Liabilities of the ECS Division. For purposes of this Agreement, “Current Liabilities” means the sum of (a) current accounts payable and (b) current accrued liabilities. Net Working Capital and all components thereof shall be determined with respect to the entire ECS Division (i.e. for all customers of the ECS Division consistent with Section 12), and in the manner set forth on Schedule 5. If at any time (regardless whether it is at the end of a calendar month) Net Working Capital for the ECS Division is greater than $2,000,000, EMS shall provide notice to Sensata along with an ECS Division Net Working Capital statement setting forth EMS’ good faith determination of Net Working Capital as of any particular date (in the manner set forth on Schedule 5) (each, a “Net Working Capital Statement”). The timing for responding to such statement and the procedures for resolving disputes as set forth in Section 4 with respect to the P&L Statement shall apply to the Net Working Capital Statement contemplated by this Section 5(a). Following final resolution of the Net Working Capital Statement (including all components thereof) and any disputes related thereto (in accordance with the timing and procedures set forth in Section 4), if the Net Working Capital (as finally determined) is greater than Two Million Dollars ($2,000,000), then Sensata shall pay to EMS an amount (the “Net Working Capital Surplus”) equal to the difference between the Net Working Capital (as finally determined) minus, $2,000,000. All payments by Sensata pursuant to this Section 5 shall be treated as the purchase price for raw materials inventory of EMS’ ECS Division with a carrying value equal to the amount of such payments. All raw materials inventory purchased by Sensata pursuant to this Section 5 shall only be used in ECS Products that will be supplied to Sensata. All payments by Sensata pursuant to this Section 5 shall be setoff and applied against any amount otherwise payable by Sensata for ECS Products constituting finished goods inventory which are purchased by Sensata from EMS’ ECS Division.

(b) If at any time (regardless whether it is at the end of a calendar month) Net Working Capital Surplus (if any) is reduced, then EMS shall provide notice to Sensata along with a ECS Division Net Working Capital Statement setting forth EMS’ good faith determination of Net Working Capital as of such particular date. The timing for responding to such statement and the procedures for resolving disputes as set forth in Section 4 with respect to the P&L Statement shall apply to the Net Working Capital Statement contemplated by this Section 5(b). Following final resolution of the Net Working Capital Statement (including all components thereof) and any disputes related thereto (in accordance with the timing and procedures set forth in Section 4), if the Net Working Capital Surplus (as finally determined) has been reduced, then EMS shall pay to Sensata by wire transfer of immediately available funds an amount in cash equal to the amount of such reduction, unless such amount has previously been setoff and applied against any amount otherwise payable by Sensata for ECS Products constituting finished goods inventory which are purchased by Sensata from EMS’ ECS Division. For the avoidance of doubt, any amount paid by EMS to Sensata pursuant to this Section 5(b) shall be capped by the total amount of any Net Working Capital Surplus paid by Sensata to EMS pursuant to Section 5(a) above.

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6. Provision of Silver. During the term of this Agreement, including any extensions hereto, Sensata covenants and agrees that it shall be solely responsible for securing for EMS an adequate supply of silver for the entire ECS Division in order for EMS to fulfill its obligations hereunder.

7. Capital Expenditures. If at any time (regardless whether it is at the end of a calendar month) the ECS Division has an immediate need for a capital expenditure (e.g. machinery and equipment repairs, etc.), EMS will provide written notice to Sensata indicating the amount and description of the capital expenditure requirement. Sensata shall have the right, but not the obligation to pay to EMS the capital expenditure amount, by wire transfer of immediately available funds to an account designated by EMS. If Sensata elects not to make a capital expenditure payment pursuant to this Section 7, and as a result EMS is not able to fulfill orders pursuant to Section 2 of this Agreement, then EMS will not be in breach of this Agreement to the extent such breach results from Sensata’s election not to make a capital expenditure payment pursuant to this Section 7, and EMS will not be held responsible for and shall suffer no liability for any delays in performance or non-performance caused by such election. Schedule 7 sets forth capital expenditures of the ECS Division during the 12-month period ended March 31, 2009.

8. Employee Liabilities.

(a) Other than as set forth in Section 8(b), EMS shall remain responsible for all liabilities and obligations arising out of, relating to or with respect to (i) the employment or performance of services with, or termination of employment or services by, EMS or any of its Affiliates of any individual (including, any such individual that may be terminated as contemplated by Section 10), and (ii) all benefit and compensation arrangements and any other benefit or compensation plan, program, agreement or arrangement at any time maintained, sponsored, contributed or required to be contributed to by EMS or any of its Affiliates, or with respect to which EMS or any of its Affiliates has any liability or obligation (including, without limitation, under any pension benefit plan or related or similar plan) regardless of when such liabilities or obligations are incurred or reported. For purposes of this Agreement, “Affiliate” shall include: any corporation or unincorporated trade or business that, at any relevant time, could be treated as a single employer with EMS pursuant to Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended. Schedule 8 sets forth the current compensation and benefit expenses associated with employees of the ECS Division.

(b) Sensata shall only be liable for the payment of cash for the liabilities of the type contemplated by clause (i) and clause (ii) of Section 8(a), to the extent (i) such liabilities relate to employees of the ECS Division and arise or are accrued with respect to services performed by such employees during the term of this Agreement and are specifically set forth on Schedule 4 and/or Schedule 5 and included in the computation of the P&L Statement and/or Net Working Capital of the ECS Division, respectively, or (ii) a change in pension laws requires an additional cash contribution to an EMS-sponsored pension plan for ECS Division employees during the term of this Agreement that relates to pension benefits accrued by such employee during such term (and which would not have been required to be made in the absence of this Agreement) and such cash contribution expense is appropriately reflected in the determination of the P&L Statement.

9. Right of First Refusal. If EMS receives a bona fide offer to purchase, either directly or indirectly (“Third Party Offer”), any of the assets of the ECS Division (the “ECS Assets”) from any third party (the “Third Party Offeree”), then EMS shall not sell such ECS Assets to the Third Party Offeree at any time during the term of this Agreement and shall not sell such ECS Assets to the Third Party Offeree

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without first offering to sell the ECS Assets to Sensata at a price equal to either (a) the fair market value (as determined by a third-party appraiser mutually agreed in writing by Sensata and EMS) of the ECS Assets in the event that the Third Party Offer is not a direct offer to purchase the ECS Assets but rather an offer to purchase a larger portion of EMS’ business (with the closing of such purchase to occur at the principal place of business of EMS on a date determined by EMS but in no event later than the consummation of the transactions contemplated by the Third Party Offer, and EMS shall deliver to Sensata good title, free and clear of any liens, claims or encumbrances to the ECS Assets thus purchased) or (b) at such price and upon the same terms and conditions as contained in the Third Party Offer (the “Third Party Terms”) in the event that such Third Party Offer is an offer to acquire the ECS Assets rather than a larger portion of EMS’s business. EMS shall give Sensata written notice of all such Third Party Offers and in the event that such Third Party Offer is an offer to acquire the ECS Assets rather than a larger portion of EMS’ business such notice (the “First Refusal Notice”) shall contain: (i) the Third Party Offeree’s identity, (ii) the Third Party Terms, and (iii) an offer to sell the ECS Assets to Sensata for a price equal to that contained in the Third Party Offer, but under the following terms and conditions:

(a) For a period of fifteen (15) days after receipt of the First Refusal Notice (the “Option Period”), Sensata shall have the option to exercise the right to purchase the ECS Assets at the price and upon the terms and conditions set forth in the Third Party Offer. Sensata shall exercise the option to purchase the ECS Assets only by written notice to EMS within such Option Period. If Sensata elects not to purchase the ECS Assets, EMS shall have the right to sell the ECS Assets to the Third Party Offeree (subject to the terms of this Agreement) on the Third Party Terms.

(b) If the sale of the ECS Assets is to Sensata, the closing of the purchase and sale of the ECS Assets shall occur at the principal place of business of EMS on a date determined by EMS but in no event more than ten (10) days after the expiration of the Option Period. At the closing, Sensata shall pay the applicable purchase price to EMS under the same terms and conditions contained in the Third Party Offer, and EMS shall deliver to Sensata good title, free and clear of any liens, claims or encumbrances to the ECS Assets thus purchased. At the closing, the parties shall execute such documents and instruments of conveyance as are reasonably requested and commonly executed in connection with similar asset purchase transactions.

10. Access to ECS Division.

(a) Sensata shall have the right to appoint an individual (the “Sensata Controller”) to observe all financial transactions associated with the ECS Division, including, without limitation, access to all payables and accounts receivable related to the ECS Division. EMS agrees to provide the Sensata Controller with reasonable access to the books and records of the ECS Division (but not to EMS’s operations that are not related to the ECS Division). Sensata shall have the right to appoint an individual (the “Operations Manager”) to observe the manufacturing operations associated with the ECS Division (but not to EMS’s operations that are not related to the ECS Division).

(b) EMS agrees that it will take, as applicable, each of the actions set forth on Schedule 10 if requested by Sensata, the Operations Manager or the Sensata Controller to do so, and will refrain from taking, as applicable, each of the actions set forth on Schedule 10 without the express written approval of Sensata, the Operations Manager or the Sensata Controller. The parties acknowledge and agree that an e-mail confirmation from either the Operations Manager or Sensata Controller to EMS shall constitute valid express written approval for purposes of this Section 10, and that the Operations Manager and the Sensata Controller shall be available to EMS during operating hours of the ECS Division.

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(c) In addition to the foregoing, EMS will provide adequate office space in the ECS Division’s manufacturing facility to the Sensata Controller and Operations Manager in order to allow them to fulfill the roles set forth above. Sensata shall be solely responsible for and hold EMS harmless from all compensation, benefits, insurance, worker’s compensation liabilities, tax liabilities and any and all other costs and expenses directly or indirectly related to the Sensata Controller or the Operations Manager, and EMS specifically disclaims any and all liability with respect to such individuals.

(d) EMS shall provide to Sensata’s regular outside accountants, Ernst & Young, LLP (“E&Y”) (subject to E&Y’s compliance in its capacity as “Representative” of Sensata, with the Confidentiality Agreement, dated March 20, 2009, by and between EMS and Sensata) such additional financial and other information as may be required by E&Y to determine if EMS must be consolidated with Sensata as required pursuant to the consolidation criteria for variable interest entities (VIEs) as set forth in FASB Interpretation No. 46, Consolidation of Variable Interest Entities, and related revisions thereof (in which case, EMS shall provide to E&Y, and E&Y only, all such financial and other information as may be required by E&Y for such consolidation and its reporting purposes, including the impact (if any) on Sensata’s internal controls and reporting thereof). For the avoidance of doubt, Sensata shall not have access to, nor shall Sensata seek access to any such financial or other information provided by EMS to E&Y pursuant to this Section 10(d).

11. Intentionally Omitted.

12. Existing and Additional Customers. To the extent any customer set forth on the Customer List or any future customer not set forth on the customer list but approved by Sensata (in its sole discretion) (a) agrees in writing to (i) assume, pay, perform and discharge their pro-rata portion (calculated on the basis of ECS Products expected to be purchased by such customer during the month relative to all ECS Products expected to be purchased by Sensata and all other customers during such month, to be re-calculated on a monthly basis) of the obligations set forth in Section 3(b), Section 3(c), Section 4, Section 5, Section 6, Section 7, Section 8, and Section 10(c) of this Agreement, and (ii) provide their pro-rata support (calculated in the manner set forth in clause (i) above) with respect to the Letter of Credit (as defined below) (in such form as determined by Sensata in its sole discretion, including the posting of a back-to-back letter of credit, cash deposit, or otherwise) or (b) places an order for ECS Products on a cash-before-shipment basis which can be completed and delivered by EMS within the initial ninety (90) day period of this Agreement; then EMS shall manufacture such ECS Products for such customer in accordance with the terms set forth in this Agreement; provided, however, that in the event that EMS does not have capacity sufficient to manufacture ECS Products for Sensata and all such customers, then Sensata shall have first priority on such capacity and the remaining capacity (if any) shall be allocated pro-rata to such customers. Throughout the term of this Agreement, in the event that any current customer of the ECS Division elects not to or does not assume, pay, perform and discharge or otherwise support its pro-rata portion of all of its obligations as contemplated by (and in the manner set forth in) clause (i) and clause (ii) above in this Section 12, then EMS shall cancel and terminate (with no liability to any Sensata Party) any and all obligations (other than obligations for orders pursuant to clause (b) above) to manufacture ECS Products for such non-electing customer. Prior to acceptance of any purchase order from any customer during the term of this Agreement (other than Sensata), Sensata shall, upon request by EMS, notify EMS whether a particular customer has agreed to the covenants and obligations set forth in Section (i) and (ii) of this Section. Subject to Sensata’s priority with respect to capacity, as contemplated above, after the initial ninety (90) day period of this Agreement, EMS shall have the right in its sole discretion to reject or accept any purchase orders from any other customer of the ECS Division.

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13. Notices. Except with respect to the requirement of written approval set forth in Section 10 herein, all invoices, payments, notices, reports, certificates and other communications shall be in writing and shall be deemed to have been given only if and when (i) personally delivered, or (ii) three (3) business days after mailing, postage prepaid, by certified or registered mail, or (iii) when delivered (and receipted for) by an overnight delivery service, addressed in each case as follows. If directed to EMS, shall be directed to:

EMS Engineered Materials Solutions, LLC

39 Perry Avenue

Attleboro, MA 02703

Attention: President

with a copy to

Smith, Gambrell & Russell, LLP

Promenade II, Suite 3100

1230 Peachtree Street N.E.

Atlanta, Georgia 30309-3592

Attention: Hans-Michael Kraus

If directed to Sensata shall be directed to:

Sensata Technologies, Inc. 529 Pleasant Street, B-35 Attleboro, MA 02703 Attention: President Attention: General Counsel with a copy to Kirkland & Ellis LLP 300 North LaSalle Chicago, IL 60654
Attention:	Jeffrey W. Richards, P.C. Marc D. Browning

EMS, on the one hand, and Sensata, on the other, may change the address for the giving of invoices, payments, notices, reports, certificates and other communications to it, by written notice to the other party in conformity with the foregoing. For clarity, personal delivery by EMS to the Sensata Controller or Operations Manager shall be fully effective and shall be deemed delivered upon Sensata at the time of such delivery.

14. Set-Off. (a) Except in the event that Sensata breaches its obligation to pay the Sovereign Portion of any invoice to Sovereign, if Sovereign shall have drawn upon that certain letter of credit issued by The Bank of New York Mellon (the “Letter of Credit”) (which, pursuant to the terms therein, provides security for the Delivery of Precious Metals (as defined in the Consignment Agreement) for the production of ECS Products under that certain Consignment Agreement between Sovereign and EMS, dated as of February 21, 2008 (as amended, the “Consignment Agreement”)), or (b) EMS breaches any of its obligation to Sensata hereunder, in the case of either clause (a) or (b) above, then Sensata is hereby authorized, subject to Sovereign’s right to be paid in full with respect to all of EMS’ Obligations (as

10

defined in the Consignment Agreement) to Sovereign under the Consignment Agreement (other than contingent indemnification obligations for which no claim has been asserted), at any time and from time to time after Sensata exercises its rights under the Consignment Agreement and only to the extent that Sensata suffers a deficiency between the amount drawn upon the Letter of Credit and the amount recovered by Sensata after the exercise of its remedies under the Consignment Agreement, to the fullest extent permitted by law, to setoff and apply any and all deposits related to the ECS Division (including, without limitation, any pre-payments of ECS Products constituting finished goods inventory to be purchased by Sensata from EMS’ ECS Division) and/or other amounts payable by Sensata to EMS pursuant to the terms of this Agreement against any and all of such deficiency. In the event that Sensata breaches any of its obligation to EMS hereunder, then EMS is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to setoff and apply any and all deposits (including, without limitation, any pre-payments of ECS Products constituting finished goods inventory to be purchased by Sensata from EMS’ ECS Division) and/or other amounts payable by EMS to Sensata pursuant to the terms of this Agreement against any and all of the amounts owed by Sensata to EMS. For the avoidance of doubt, the parties acknowledge and agree that their respective set-off rights set forth in this Section 14 are solely limited to deposits and rights associated with the ECS Division. The parties hereby affirmatively waive any and all rights to exercise any setoff, counterclaim or deduction with respect to any amounts arising under or in respect of this Agreement against any other amounts owing to or from each other under matters other than under this Agreement, including any obligations, deposits, or rights related to EMS’ bi-metal division.

15. Reasonably Equivalent Value. EMS hereby acknowledges and agrees that the amounts paid or to be paid by Sensata to EMS as contemplated by this Agreement (including, without limitation, the amounts paid as set forth in the last WHEREAS clause set forth in the Recitals to this Agreement and each of Section 1(a), Section 1(b), Section 2, Section 3(b) and Section 9 of this Agreement) represents reasonably equivalent value for the assets purchased or to be purchased by Sensata from EMS.

16. Miscellaneous.

(a) This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all previous communications, either oral or written, between the parties with respect to the subject matter hereof (including with respect to the supply and delivery of ECS Products by the ECS Division to Sensata); provided, however, that notwithstanding the foregoing, that certain Confidentiality Agreement, dated March 20, 2009, by and between EMS and Sensata shall remain in full force and effect. Sensata hereby releases and discharges EMS from any outstanding performance obligations of EMS under any prior written or oral arrangements between Sensata and EMS to supply Sensata with ECS Products (other than as set forth herein or to comply with warranty obligations with respect to previously delivered ECS Products). EMS hereby releases and discharges Sensata from any outstanding performance obligations of Sensata under any written or oral arrangements between Sensata and EMS to purchase ECS Products from EMS. EMS represents that, as of the date of this Agreement, EMS has no Obligations (as defined in the Consignment Agreement) outstanding.

(b) The validity, performance, construction and affect of this Agreement shall be governed by the laws of the State of New York, without giving effect to the principles of conflicts of laws. The parties agree and acknowledge that the State of New York has a reasonable relationship to the parties and for this Agreement.

(c) This Agreement may not be assigned by either party without the prior written consent of the other party, except that either party may assign its rights and obligations under this Agreement to a financier for collateral security purposes; provided, that any such assignment does not release the

11

assigning party of any of its obligations, liabilities and duties under this Agreement and that such assigning party remains primarily liable for all such obligations, liabilities and duties. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person or entity, other than EMS and the Sensata Parties and their respective successors, legal representatives and permitted assigns, any rights or remedies under or by reason of this Agreement.

(d) This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one and the same instrument. Facsimile and scanned and emailed signatures shall be fully effective for all purposes.

(e) In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

(f) The parties agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as (i) may be necessary or desirable in connection with the transfer of assets to or from EMS and Sensata under this Agreement or (ii) may be reasonably requested by Sensata in connection with Sensata supplying silver to EMS’ ECS Division under Section 6.

(g) Unless the express context otherwise requires, the following terms have the following meanings: (i) the words “hereof”, “herein”, and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) the terms defined in the singular have a comparable meaning when used in the plural, and vice versa; (iii) the terms “Dollars” and “$” mean United States Dollars; (iv) references herein to a specific Section, Subsection, or Schedule shall refer, respectively, to Sections, Subsections, or Schedules of this Agreement; (v) wherever the word “include,” “includes,” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation;” and (vi) “Ancillary Agreements” means the Letter of Credit, and that certain Assignment Agreement, between Sovereign, EMS and Sensata, assigning that certain Consignment Agreement, dated as of February 21, 2008, as amended.

(h) Except as otherwise expressly provided in this Agreement, whether or not the transactions contemplated by this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, shall be borne by the party incurring such costs and expenses.

(i) The parties irrevocably waive to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement. In the event of any litigation, the parties hereto agree that the state and Federal courts in New York City, in the State of New York shall have exclusive jurisdiction to resolve any dispute, with each party hereto irrevocably consenting to such jurisdiction and venue

[Signatures Appear on Following Page]

12

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

EMS ENGINEERED MATERIALS SOLUTIONS, LLC

By:	/s/ S.A. de Kock
Name:	S.A. de Kock
Title:	CEO

Signature Page to Transition Production Agreement

SENSATA TECHNOLOGIES, INC.

By:	/s/ Martha Sullivan
Name:	Martha N. Sullivan
Title:	Chief Operating Officer and Secretary

Signature Page to Transition Production Agreement

EXECUTION VERSION

SCHEDULES

to

TRANSITION PRODUCTION AGREEMENT

by and between

EMS ENGINEERED MATERIALS SOLUTIONS, LLC

and

SENSATA TECHNOLOGIES, INC.

Schedule 1(a)

(Accounts Receivable)

See Attached.

Customer	PO.	Balance
2PL/SMI SENSATA TECHNOLOGIES DE MEXI		(709.72)
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69094333	1,514.78
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69089459	1,975.51
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69092215	1,112.39
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69092212	939.49
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69094461	3,513.87
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69090916	1,598.02
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69092215	2,751.06
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69094333	1,350.79
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69092739	3,454.19
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69092616	3,869.28
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69092615	4,600.21
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69093019	2,054.87
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69090916	3,631.70
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69106652	8,231.58
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69093020	3,404.72
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69092617	3,787.93
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69094333	3,103.34
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69092615	4,502.60
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69093780	1,888.42
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	SMI Consign	1,165.20
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	SMI Consign	2,982.45
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	SMI Consign	4,063.71
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	SMI Consign	8,207.82
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	SMI Consign	2,441.26
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	SMI Consign	1,319.24
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	SMI consign	1,925.93
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	SMI Consign	7,142.05
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	SMI Consign	5,215.64
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	SMI Consign	5,231.81
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69092617	3,993.18
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69092616	3,866.95
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69093019	2,022.23
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69097071	1,416.35
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69095700	1,670.04
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69092217	2,821.71
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69092216	3,676.26
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69094461	4,467.25
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69094333	1,211.94
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69092617	3,639.96
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69092215	1,411.62
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69106652	5,473.58
2PL/SMI SENSATA TECHNOLOGIES DE MEXI	69097744	3,112.30
2PL/SMI SENSATA TECHNOLOGIES DE MEXI Total		135,053.51
SENSATA TECH HOLDING COMPANY MEXICO	69096902	11,094.48
SENSATA TECH HOLDING COMPANY MEXICO	69081826	3,399.25
SENSATA TECH HOLDING COMPANY MEXICO	69102757	1,574.40
SENSATA TECH HOLDING COMPANY MEXICO	69094035	3,440.15

Customer	PO.	Balance
SENSATA TECH HOLDING COMPANY MEXICO	69087461	1,401.64
SENSATA TECH HOLDING COMPANY MEXICO	69091454	1,950.09
SENSATA TECH HOLDING COMPANY MEXICO	69104284	1,644.30
SENSATA TECH HOLDING COMPANY MEXICO	69096933	3,104.15
SENSATA TECH HOLDING COMPANY MEXICO	69080188	1,530.31
SENSATA TECH HOLDING COMPANY MEXICO	69092343	1,584.32
SENSATA TECH HOLDING COMPANY MEXICO	69093863	570.36
SENSATA TECH HOLDING COMPANY MEXICO	69091709	4,353.38
SENSATA TECH HOLDING COMPANY MEXICO	69092034	1,518.35
SENSATA TECH HOLDING COMPANY MEXICO	69094682	1,290.88
SENSATA TECH HOLDING COMPANY MEXICO	69089450	2,054.99
SENSATA TECH HOLDING COMPANY MEXICO	69094563	7,648.88
SENSATA TECH HOLDING COMPANY MEXICO	69086119	947.32
SENSATA TECH HOLDING COMPANY MEXICO	69091471	2,102.68
SENSATA TECH HOLDING COMPANY MEXICO	69087507	1,333.77
SENSATA TECH HOLDING COMPANY MEXICO	69091069	861.65
SENSATA TECH HOLDING COMPANY MEXICO	69090935	1,131.31
SENSATA TECH HOLDING COMPANY MEXICO	69101185	1,655.02
SENSATA TECH HOLDING COMPANY MEXICO	69081826	4,988.12
SENSATA TECH HOLDING COMPANY MEXICO	69091381	1,440.31
SENSATA TECH HOLDING COMPANY MEXICO	69093245	1,185.17
SENSATA TECH HOLDING COMPANY MEXICO	69092307	407.19
SENSATA TECH HOLDING COMPANY MEXICO	69100228	4,540.63
SENSATA TECH HOLDING COMPANY MEXICO	69100731	1,020.20
SENSATA TECH HOLDING COMPANY MEXICO	69093861	1,477.00
SENSATA TECH HOLDING COMPANY MEXICO	69094035	3,502.65
SENSATA TECH HOLDING COMPANY MEXICO	69097909	1,474.72
SENSATA TECH HOLDING COMPANY MEXICO	69091848	5,112.18
SENSATA TECH HOLDING COMPANY MEXICO	69090798	5,158.34
SENSATA TECH HOLDING COMPANY MEXICO	69101321	6,734.57
SENSATA TECH HOLDING COMPANY MEXICO	69094555	3,018.27
SENSATA TECH HOLDING COMPANY MEXICO	69087462	149.62
SENSATA TECH HOLDING COMPANY MEXICO	69103494	7,559.50
SENSATA TECH HOLDING COMPANY MEXICO	69094143	867.90
SENSATA TECH HOLDING COMPANY MEXICO	69100228	6,865.12
SENSATA TECH HOLDING COMPANY MEXICO	69092513	10,584.35
SENSATA TECH HOLDING COMPANY MEXICO	69094563	9,202.95
SENSATA TECH HOLDING COMPANY MEXICO	69091848	2,556.09
SENSATA TECH HOLDING COMPANY MEXICO	69088762	16,307.66
SENSATA TECH HOLDING COMPANY MEXICO	69104284	8,366.58
SENSATA TECH HOLDING COMPANY MEXICO	69101465	2,345.64
SENSATA TECH HOLDING COMPANY MEXICO	69102148	1,492.72
SENSATA TECH HOLDING COMPANY MEXICO	69103493	3,070.50
SENSATA TECH HOLDING COMPANY MEXICO	69087459	1,485.44
SENSATA TECH HOLDING COMPANY MEXICO	69080186	604.41
SENSATA TECH HOLDING COMPANY MEXICO	69090869	8,162.60
SENSATA TECH HOLDING COMPANY MEXICO	69094144	13,908.02
SENSATA TECH HOLDING COMPANY MEXICO	69090798	2,210.72

Customer	PO.	Balance
SENSATA TECH HOLDING COMPANY MEXICO	69090798	5,214.83
SENSATA TECH HOLDING COMPANY MEXICO	69090629	941.66
SENSATA TECH HOLDING COMPANY MEXICO	69100845	1,332.67
SENSATA TECH HOLDING COMPANY MEXICO	69103716	1,974.45
SENSATA TECH HOLDING COMPANY MEXICO	69103722	3,050.28
SENSATA TECH HOLDING COMPANY MEXICO	69097909	1,474.72
SENSATA TECH HOLDING COMPANY MEXICO	69096877	589.71
SENSATA TECH HOLDING COMPANY MEXICO	69103342	1,898.14
SENSATA TECH HOLDING COMPANY MEXICO	69103723	1,397.50
SENSATA TECH HOLDING COMPANY MEXICO	69103724	1,491.18
SENSATA TECH HOLDING COMPANY MEXICO	69103157	1,833.89
SENSATA TECH HOLDING COMPANY MEXICO	69103560	1,511.71
SENSATA TECH HOLDING COMPANY MEXICO	69091206	1,443.49
SENSATA TECH HOLDING COMPANY MEXICO	69103556	1,103.62
SENSATA TECH HOLDING COMPANY MEXICO	69091457	1,870.39
SENSATA TECH HOLDING COMPANY MEXICO	69089458	1,300.20
SENSATA TECH HOLDING COMPANY MEXICO	69090169	1,975.26
SENSATA TECH HOLDING COMPANY MEXICO	69094562	1,427.02
SENSATA TECH HOLDING COMPANY MEXICO	69104284	4,780.90
SENSATA TECH HOLDING COMPANY MEXICO	69102745	1,181.10
SENSATA TECH HOLDING COMPANY MEXICO	69103158	871.27
SENSATA TECH HOLDING COMPANY MEXICO	69103561	1,345.17
SENSATA TECH HOLDING COMPANY MEXICO	69103196	1,352.21
SENSATA TECH HOLDING COMPANY MEXICO	69094563	2,165.40
SENSATA TECH HOLDING COMPANY MEXICO	69103647	538.59
SENSATA TECH HOLDING COMPANY MEXICO	69089451	1,530.29
SENSATA TECH HOLDING COMPANY MEXICO	69091848	12,889.09
SENSATA TECH HOLDING COMPANY MEXICO	69091848	6,390.23
SENSATA TECH HOLDING COMPANY MEXICO	69103700	3,882.78
SENSATA TECH HOLDING COMPANY MEXICO	69104435	4,897.56
SENSATA TECH HOLDING COMPANY MEXICO	69089456	1,725.74
SENSATA TECH HOLDING COMPANY MEXICO	69092213	1,380.11
SENSATA TECH HOLDING COMPANY MEXICO	69102742	1,443.49
SENSATA TECH HOLDING COMPANY MEXICO	69102746	1,577.02
SENSATA TECH HOLDING COMPANY MEXICO	69093084	1,173.69
SENSATA TECH HOLDING COMPANY MEXICO	69087462	224.42
SENSATA TECH HOLDING COMPANY MEXICO	69096877	589.71
SENSATA TECH HOLDING COMPANY MEXICO	69105063	2,196.43
SENSATA TECH HOLDING COMPANY MEXICO	69103674	1,500.46
SENSATA TECH HOLDING COMPANY MEXICO	69103700	5,326.58
SENSATA TECH HOLDING COMPANY MEXICO	69092339	2,593.08
SENSATA TECH HOLDING COMPANY MEXICO	69092341	310.17
SENSATA TECH HOLDING COMPANY MEXICO	69103493	1,796.13
SENSATA TECH HOLDING COMPANY MEXICO	69092068	1,744.81
SENSATA TECH HOLDING COMPANY MEXICO	69086119	1,164.42
SENSATA TECH HOLDING COMPANY MEXICO	69101185	3,505.82
SENSATA TECH HOLDING COMPANY MEXICO	69098590	348.39
SENSATA TECH HOLDING COMPANY MEXICO	69098589	5,039.08

Customer	PO.	Balance
SENSATA TECH HOLDING COMPANY MEXICO	69091848	5,156.28
SENSATA TECH HOLDING COMPANY MEXICO	69098589	4,141.09
SENSATA TECH HOLDING COMPANY MEXICO	69084592	867.90
SENSATA TECH HOLDING COMPANY MEXICO	69103524	3,088.15
SENSATA TECH HOLDING COMPANY MEXICO	69092213	1,670.66
SENSATA TECH HOLDING COMPANY MEXICO	69103196	1,326.21
SENSATA TECH HOLDING COMPANY MEXICO	69091282	1,722.74
SENSATA TECH HOLDING COMPANY MEXICO	69095360	5,151.06
SENSATA TECH HOLDING COMPANY MEXICO	69103525	4,421.34
SENSATA TECH HOLDING COMPANY MEXICO	69089458	1,209.19
SENSATA TECH HOLDING COMPANY MEXICO	69094563	3,368.55
SENSATA TECH HOLDING COMPANY MEXICO	69087592	986.37
SENSATA TECH HOLDING COMPANY MEXICO	69091452	867.90
SENSATA TECH HOLDING COMPANY MEXICO	69094035	3,605.65
SENSATA TECH HOLDING COMPANY MEXICO	69103494	2,344.50
SENSATA TECH HOLDING COMPANY MEXICO	69097759	3,411.30
SENSATA TECH HOLDING COMPANY MEXICO	69094365	1,333.56
SENSATA TECH HOLDING COMPANY MEXICO	69103716	677.83
SENSATA TECH HOLDING COMPANY MEXICO	69103724	1,522.41
SENSATA TECH HOLDING COMPANY MEXICO	69103524	3,111.80
SENSATA TECH HOLDING COMPANY MEXICO	69098590	174.20
SENSATA TECH HOLDING COMPANY MEXICO	69086119	615.91
SENSATA TECH HOLDING COMPANY MEXICO	69086119	1,231.82
SENSATA TECH HOLDING COMPANY MEXICO	69102228	483.25
SENSATA TECH HOLDING COMPANY MEXICO	69104284	14,785.20
SENSATA TECH HOLDING COMPANY MEXICO	69103595	2,091.55
SENSATA TECH HOLDING COMPANY MEXICO	69100228	3,641.04
SENSATA TECH HOLDING COMPANY MEXICO	69097658	3,310.24
SENSATA TECH HOLDING COMPANY MEXICO	69094563	1,706.48
SENSATA TECH HOLDING COMPANY MEXICO	69101185	3,971.50
SENSATA TECH HOLDING COMPANY MEXICO	69090935	1,551.29
SENSATA TECH HOLDING COMPANY MEXICO	69103716	689.98
SENSATA TECH HOLDING COMPANY MEXICO	69086119	640.48
SENSATA TECH HOLDING COMPANY MEXICO	69103723	1,446.76
SENSATA TECH HOLDING COMPANY MEXICO	69094555	5,557.05
SENSATA TECH HOLDING COMPANY MEXICO	69098590	174.20
SENSATA TECH HOLDING COMPANY MEXICO	69089451	1,686.56
SENSATA TECH HOLDING COMPANY MEXICO	69103494	3,151.92
SENSATA TECH HOLDING COMPANY MEXICO	69103524	3,166.10
SENSATA TECH HOLDING COMPANY MEXICO	69100728	867.57
SENSATA TECH HOLDING COMPANY MEXICO	69096902	16,808.25
SENSATA TECH HOLDING COMPANY MEXICO	69097909	1,645.22
SENSATA TECH HOLDING COMPANY MEXICO	69089105	2,317.18
SENSATA TECH HOLDING COMPANY MEXICO	69085281	1,121.53
SENSATA TECH HOLDING COMPANY MEXICO	69101465	2,616.36
SENSATA TECH HOLDING COMPANY MEXICO	69091471	2,571.78
SENSATA TECH HOLDING COMPANY MEXICO	69091090	1,408.83
SENSATA TECH HOLDING COMPANY MEXICO	69086119	1,905.39

Customer	PO.	Balance
SENSATA TECH HOLDING COMPANY MEXICO	69101465	6,540.90
SENSATA TECH HOLDING COMPANY MEXICO	69104284	2,509.85
SENSATA TECH HOLDING COMPANY MEXICO	69103494	2,361.54
SENSATA TECH HOLDING COMPANY MEXICO	69091206	1,355.24
SENSATA TECH HOLDING COMPANY MEXICO	69092040	1,188.69
SENSATA TECH HOLDING COMPANY MEXICO	69094883	447.76
SENSATA TECH HOLDING COMPANY MEXICO	69085281	1,113.15
SENSATA TECH HOLDING COMPANY MEXICO	69092339	1,296.54
SENSATA TECH HOLDING COMPANY MEXICO	69096902	24,562.24
SENSATA TECH HOLDING COMPANY MEXICO	69086119	1,304.28
SENSATA TECH HOLDING COMPANY MEXICO	69092339	1,944.81
SENSATA TECH HOLDING COMPANY MEXICO	69094034	628.08
SENSATA TECH HOLDING COMPANY MEXICO	69094143	891.72
SENSATA TECH HOLDING COMPANY MEXICO	69101465	10,962.21
SENSATA TECH HOLDING COMPANY MEXICO	69103723	1,474.26
SENSATA TECH HOLDING COMPANY MEXICO	69103716	2,123.33
SENSATA TECH HOLDING COMPANY MEXICO	69103634	4,422.27
SENSATA TECH HOLDING COMPANY MEXICO	69103494	2,366.10
SENSATA TECH HOLDING COMPANY MEXICO	69098589	5,433.82
SENSATA TECH HOLDING COMPANY MEXICO	69098590	348.40
SENSATA TECH HOLDING COMPANY MEXICO	69103716	682.03
SENSATA TECH HOLDING COMPANY MEXICO	69103634	3,962.84
SENSATA TECH HOLDING COMPANY MEXICO	69092309	524.45
SENSATA TECH HOLDING COMPANY MEXICO	69092307	407.19
SENSATA TECH HOLDING COMPANY MEXICO	69098590	174.20
SENSATA TECH HOLDING COMPANY MEXICO	69091090	1,050.65
SENSATA TECH HOLDING COMPANY MEXICO	69106103	4,591.40
SENSATA TECH HOLDING COMPANY MEXICO	69104284	7,471.05
SENSATA TECH HOLDING COMPANY MEXICO	69103635	1,935.04
SENSATA TECH HOLDING COMPANY MEXICO	69101465	3,835.71
SENSATA TECH HOLDING COMPANY MEXICO	69105479	2,229.19
SENSATA TECH HOLDING COMPANY MEXICO	69096222	2,389.89
SENSATA TECH HOLDING COMPANY MEXICO	69096902	16,901.64
SENSATA TECH HOLDING COMPANY MEXICO	69100731	1,024.60
SENSATA TECH HOLDING COMPANY MEXICO	69096222	2,274.27
SENSATA TECH HOLDING COMPANY MEXICO	69103493	1,080.11
SENSATA TECH HOLDING COMPANY MEXICO	69087592	878.52
SENSATA TECH HOLDING COMPANY MEXICO	69104284	7,471.05
SENSATA TECH HOLDING COMPANY MEXICO	69102643	1,012.57
SENSATA TECH HOLDING COMPANY MEXICO	69106103	4,465.58
SENSATA TECH HOLDING COMPANY MEXICO	69101185	3,881.22
SENSATA TECH HOLDING COMPANY MEXICO	69106103	4,367.70
SENSATA TECH HOLDING COMPANY MEXICO	69098590	348.40
SENSATA TECH HOLDING COMPANY MEXICO	69092482	1,991.24
SENSATA TECH HOLDING COMPANY MEXICO	69095367	1,089.02
SENSATA TECH HOLDING COMPANY MEXICO	69105528	5,491.14
SENSATA TECH HOLDING COMPANY MEXICO	69104284	7,476.15
SENSATA TECH HOLDING COMPANY MEXICO	69103634	5,777.76

Customer	PO.	Balance
SENSATA TECH HOLDING COMPANY MEXICO	69098589	5,309.18
SENSATA TECH HOLDING COMPANY MEXICO	69107203	1,381.57
SENSATA TECH HOLDING COMPANY MEXICO	69105479	3,769.50
SENSATA TECH HOLDING COMPANY MEXICO	69086119	1,256.50
SENSATA TECH HOLDING COMPANY MEXICO	69094035	1,843.53
SENSATA TECH HOLDING COMPANY MEXICO	69087592	878.52
SENSATA TECH HOLDING COMPANY MEXICO	69103524	3,180.05
SENSATA TECH HOLDING COMPANY MEXICO	69091282	934.26
SENSATA TECH HOLDING COMPANY MEXICO	69105479	1,293.56
SENSATA TECH HOLDING COMPANY MEXICO	69103635	911.63
SENSATA TECH HOLDING COMPANY MEXICO	69098709	1,509.97
SENSATA TECH HOLDING COMPANY MEXICO	69103494	17,818.21
SENSATA TECH HOLDING COMPANY MEXICO	69103493	5,361.58
SENSATA TECH HOLDING COMPANY MEXICO	69103493	2,181.87
SENSATA TECH HOLDING COMPANY MEXICO	69092339	1,944.81
SENSATA TECH HOLDING COMPANY MEXICO	69098590	348.40
SENSATA TECH HOLDING COMPANY MEXICO	69106577	8,931.06
SENSATA TECH HOLDING COMPANY MEXICO	69106270	1,821.47
SENSATA TECH HOLDING COMPANY MEXICO	69091283	901.89
SENSATA TECH HOLDING COMPANY MEXICO	69091283	937.26
SENSATA TECH HOLDING COMPANY MEXICO	69102228	974.40
SENSATA TECH HOLDING COMPANY MEXICO	69092339	648.27
SENSATA TECH HOLDING COMPANY MEXICO	69096902	26,177.58
SENSATA TECH HOLDING COMPANY MEXICO	69085281	2,203.50
SENSATA TECH HOLDING COMPANY MEXICO	69089099	2,211.77
SENSATA TECH HOLDING COMPANY MEXICO	69094035	3,753.46
SENSATA TECH HOLDING COMPANY MEXICO	69103722	5,494.12
SENSATA TECH HOLDING COMPANY MEXICO	69100845	389.88
SENSATA TECH HOLDING COMPANY MEXICO	69090172	569.89
SENSATA TECH HOLDING COMPANY MEXICO	69106103	1,778.46
SENSATA TECH HOLDING COMPANY MEXICO	69101321	1,915.59
SENSATA TECH HOLDING COMPANY MEXICO	69091090	518.30
SENSATA TECH HOLDING COMPANY MEXICO	69092339	2,593.08
SENSATA TECH HOLDING COMPANY MEXICO	69105528	5,680.68
SENSATA TECH HOLDING COMPANY MEXICO	69097459	1,437.65
SENSATA TECH HOLDING COMPANY MEXICO	69092702	1,071.21
SENSATA TECH HOLDING COMPANY MEXICO	69092739	1,988.94
SENSATA TECH HOLDING COMPANY MEXICO	69090920	1,746.77
SENSATA TECH HOLDING COMPANY MEXICO	69093020	4,367.20
SENSATA TECH HOLDING COMPANY MEXICO	69092615	10,892.01
SENSATA TECH HOLDING COMPANY MEXICO	69102742	1,237.31
SENSATA TECH HOLDING COMPANY MEXICO	69092033	637.54
SENSATA TECH HOLDING COMPANY MEXICO	69089594	1,317.19
SENSATA TECH HOLDING COMPANY MEXICO	69089099	503.41
SENSATA TECH HOLDING COMPANY MEXICO	69091461	1,501.75
SENSATA TECH HOLDING COMPANY MEXICO	69089452	1,442.86
SENSATA TECH HOLDING COMPANY MEXICO	69092615	4,696.34
SENSATA TECH HOLDING COMPANY MEXICO	69076905	1,156.56

Customer	PO.	Balance
SENSATA TECH HOLDING COMPANY MEXICO	69092616	4,363.24
SENSATA TECH HOLDING COMPANY MEXICO	69092479	849.14
SENSATA TECH HOLDING COMPANY MEXICO	69092739	3,923.50
SENSATA TECH HOLDING COMPANY MEXICO	69108006	608.28
SENSATA TECH HOLDING COMPANY MEXICO	69101321	7,285.22
SENSATA TECH HOLDING COMPANY MEXICO	69096902	14,898.97
SENSATA TECH HOLDING COMPANY MEXICO	69090917	1,350.64
SENSATA TECH HOLDING COMPANY MEXICO	69094333	4,260.75
SENSATA TECH HOLDING COMPANY MEXICO	69093019	2,869.64
SENSATA TECH HOLDING COMPANY MEXICO	69092617	8,082.91
SENSATA TECH HOLDING COMPANY MEXICO	69097071	1,477.48
SENSATA TECH HOLDING COMPANY MEXICO	69106652	11,084.46
SENSATA TECH HOLDING COMPANY MEXICO	69106652	10,457.04
SENSATA TECH HOLDING COMPANY MEXICO	69106652	11,502.74
SENSATA TECH HOLDING COMPANY MEXICO	69106652	10,300.18
SENSATA TECH HOLDING COMPANY MEXICO	69106652	10,195.61
SENSATA TECH HOLDING COMPANY MEXICO	69089099	3,258.53
SENSATA TECH HOLDING COMPANY MEXICO	69097460	409.50
SENSATA TECH HOLDING COMPANY MEXICO	69091089	1,563.52
SENSATA TECH HOLDING COMPANY MEXICO		(31,427.60)
SENSATA TECH HOLDING COMPANY MEXICO		(4,496.60)
SENSATA TECH HOLDING COMPANY MEXICO		(1,796.13)
SENSATA TECH HOLDING COMPANY MEXICO	69106577	(5,146.72)
SENSATA TECH HOLDING COMPANY MEXICO		(526.95)
SENSATA TECH HOLDING COMPANY MEXICO Total		815,435.53
SENSATA TECHNOLOGIES BAOYING CO. LTD	24521	3,705.80
SENSATA TECHNOLOGIES BAOYING CO. LTD	24628	8,392.42
SENSATA TECHNOLOGIES BAOYING CO. LTD	24088	3,446.59
SENSATA TECHNOLOGIES BAOYING CO. LTD	15580	5,164.66
SENSATA TECHNOLOGIES BAOYING CO. LTD	15216	394.41
SENSATA TECHNOLOGIES BAOYING CO. LTD	24521	10,310.55
SENSATA TECHNOLOGIES BAOYING CO. LTD	26138	716.19
SENSATA TECHNOLOGIES BAOYING CO. LTD	25426	8,427.57
SENSATA TECHNOLOGIES BAOYING CO. LTD	26138	20,898.60
SENSATA TECHNOLOGIES BAOYING CO. LTD	17697	3,385.79
SENSATA TECHNOLOGIES BAOYING CO. LTD	26779	3,774.69
SENSATA TECHNOLOGIES BAOYING CO. LTD	22177	2,606.10
SENSATA TECHNOLOGIES BAOYING CO. LTD	19511	13,834.85
SENSATA TECHNOLOGIES BAOYING CO. LTD	24521	3,281.60
SENSATA TECHNOLOGIES BAOYING CO. LTD	22176	4,423.44
SENSATA TECHNOLOGIES BAOYING CO. LTD	25790	8,396.22
SENSATA TECHNOLOGIES BAOYING CO. LTD	26840	1,155.08
SENSATA TECHNOLOGIES BAOYING CO. LTD	22415	5,584.21
SENSATA TECHNOLOGIES BAOYING CO. LTD	25426	487.93
SENSATA TECHNOLOGIES BAOYING CO. LTD	22177	5,328.90
SENSATA TECHNOLOGIES BAOYING CO. LTD	25426	8,589.00
SENSATA TECHNOLOGIES BAOYING CO. LTD	26297	5,909.45
SENSATA TECHNOLOGIES BAOYING CO. LTD	17697	2,507.58

Customer	PO.	Balance
SENSATA TECHNOLOGIES BAOYING CO. LTD	17538	740.95
SENSATA TECHNOLOGIES BAOYING CO. LTD	15580	2,153.09
SENSATA TECHNOLOGIES BAOYING CO. LTD	19227	3,574.19
SENSATA TECHNOLOGIES BAOYING CO. LTD	23058	1,759.74
SENSATA TECHNOLOGIES BAOYING CO. LTD	22415	2,009.28
SENSATA TECHNOLOGIES BAOYING CO. LTD	23058	3,899.06
SENSATA TECHNOLOGIES BAOYING CO. LTD	25819	1,770.00
SENSATA TECHNOLOGIES BAOYING CO. LTD	26840	2,347.15
SENSATA TECHNOLOGIES BAOYING CO. LTD	24088	2,636.57
SENSATA TECHNOLOGIES BAOYING CO. LTD	27412	16,822.87
SENSATA TECHNOLOGIES BAOYING CO. LTD	15580	2,050.56
SENSATA TECHNOLOGIES BAOYING CO. LTD	24014	4,129.32
SENSATA TECHNOLOGIES BAOYING CO. LTD	26850	1,401.31
SENSATA TECHNOLOGIES BAOYING CO. LTD	20128	1,870.00
SENSATA TECHNOLOGIES BAOYING CO. LTD	15577	1,766.42
SENSATA TECHNOLOGIES BAOYING CO. LTD	17698	7,032.50
SENSATA TECHNOLOGIES BAOYING CO. LTD	20892	1,519.40
SENSATA TECHNOLOGIES BAOYING CO. LTD	17697	3,375.60
SENSATA TECHNOLOGIES BAOYING CO. LTD	25519	8,201.20
SENSATA TECHNOLOGIES BAOYING CO. LTD	26736	2,889.72
SENSATA TECHNOLOGIES BAOYING CO. LTD	23706	2,184.00
SENSATA TECHNOLOGIES BAOYING CO. LTD	15580	1,907.02
SENSATA TECHNOLOGIES BAOYING CO. LTD	17726	735.65
SENSATA TECHNOLOGIES BAOYING CO. LTD	17555	1,841.67
SENSATA TECHNOLOGIES BAOYING CO. LTD	27056	10,241.91
SENSATA TECHNOLOGIES BAOYING CO. LTD	27412	8,609.28
SENSATA TECHNOLOGIES BAOYING CO. LTD	24977	8,451.01
SENSATA TECHNOLOGIES BAOYING CO. LTD	17726	2,574.78
SENSATA TECHNOLOGIES BAOYING CO. LTD	24014	476.94
SENSATA TECHNOLOGIES BAOYING CO. LTD	24014	2,761.25
SENSATA TECHNOLOGIES BAOYING CO. LTD	24014	2,572.98
SENSATA TECHNOLOGIES BAOYING CO. LTD	24014	2,623.19
SENSATA TECHNOLOGIES BAOYING CO. LTD	23116	1,945.19
SENSATA TECHNOLOGIES BAOYING CO. LTD	17698	7,108.50
SENSATA TECHNOLOGIES BAOYING CO. LTD	26334	6,632.43
SENSATA TECHNOLOGIES BAOYING CO. LTD	24521	3,393.60
SENSATA TECHNOLOGIES BAOYING CO. LTD	27148	3,473.35
SENSATA TECHNOLOGIES BAOYING CO. LTD	17524	707.77
SENSATA TECHNOLOGIES BAOYING CO. LTD	25819	1,840.80
SENSATA TECHNOLOGIES BAOYING CO. LTD	26576	2,139.08
SENSATA TECHNOLOGIES BAOYING CO. LTD	27146	791.26
SENSATA TECHNOLOGIES BAOYING CO. LTD	17697	3,444.60
SENSATA TECHNOLOGIES BAOYING CO. LTD	17549	4,405.20
SENSATA TECHNOLOGIES BAOYING CO. LTD	23706	2,248.08
SENSATA TECHNOLOGIES BAOYING CO. LTD	26840	4,890.90
SENSATA TECHNOLOGIES BAOYING CO. LTD	27412	27,192.08
SENSATA TECHNOLOGIES BAOYING CO. LTD	24977	4,102.70
SENSATA TECHNOLOGIES BAOYING CO. LTD	24977	5,602.59

Customer	PO.	Balance
SENSATA TECHNOLOGIES BAOYING CO. LTD	17524	721.70
SENSATA TECHNOLOGIES BAOYING CO. LTD	27412	18,479.79
SENSATA TECHNOLOGIES BAOYING CO. LTD	26334	6,742.68
SENSATA TECHNOLOGIES BAOYING CO. LTD	23706	3,056.00
SENSATA TECHNOLOGIES BAOYING CO. LTD	27116	3,268.74
SENSATA TECHNOLOGIES BAOYING CO. LTD	24860	5,927.17
SENSATA TECHNOLOGIES BAOYING CO. LTD	17549	4,004.39
SENSATA TECHNOLOGIES BAOYING CO. LTD	26576	14,540.26
SENSATA TECHNOLOGIES BAOYING CO. LTD	27148	6,836.20
SENSATA TECHNOLOGIES BAOYING CO. LTD	26736	6,478.25
SENSATA TECHNOLOGIES BAOYING CO. LTD	18947	6,606.24
SENSATA TECHNOLOGIES BAOYING CO. LTD	23058	2,350.14
SENSATA TECHNOLOGIES BAOYING CO. LTD	27143	2,266.25
SENSATA TECHNOLOGIES BAOYING CO. LTD	22919	429.27
SENSATA TECHNOLOGIES BAOYING CO. LTD	24814	7,020.37
SENSATA TECHNOLOGIES BAOYING CO. LTD	23706	3,979.60
SENSATA TECHNOLOGIES BAOYING CO. LTD	24384	6,020.80
SENSATA TECHNOLOGIES BAOYING CO. LTD	26736	13,300.98
SENSATA TECHNOLOGIES BAOYING CO. LTD	24977	293.05
SENSATA TECHNOLOGIES BAOYING CO. LTD	25790	5,699.34
SENSATA TECHNOLOGIES BAOYING CO. LTD	24890	3,491.62
SENSATA TECHNOLOGIES BAOYING CO. LTD	27116	6,316.00
SENSATA TECHNOLOGIES BAOYING CO. LTD	24088	3,195.00
SENSATA TECHNOLOGIES BAOYING CO. LTD	24814	13,908.83
SENSATA TECHNOLOGIES BAOYING CO. LTD	22415	1,947.71
SENSATA TECHNOLOGIES BAOYING CO. LTD	24014	1,771.82
SENSATA TECHNOLOGIES BAOYING CO. LTD	27145	473.66
SENSATA TECHNOLOGIES BAOYING CO. LTD	25425	11,635.00
SENSATA TECHNOLOGIES BAOYING CO. LTD	17524	744.10
SENSATA TECHNOLOGIES BAOYING CO. LTD	22413	4,267.49
SENSATA TECHNOLOGIES BAOYING CO. LTD	17698	7,243.60
SENSATA TECHNOLOGIES BAOYING CO. LTD	17551	937.02
SENSATA TECHNOLOGIES BAOYING CO. LTD	27669	3,567.36
SENSATA TECHNOLOGIES BAOYING CO. LTD	27116	4,878.61
SENSATA TECHNOLOGIES BAOYING CO. LTD	23706	3,169.60
SENSATA TECHNOLOGIES BAOYING CO. LTD	24890	10,373.35
SENSATA TECHNOLOGIES BAOYING CO. LTD	25790	8,448.12
SENSATA TECHNOLOGIES BAOYING CO. LTD	27412	9,698.67
SENSATA TECHNOLOGIES BAOYING CO. LTD	27143	2,291.45
SENSATA TECHNOLOGIES BAOYING CO. LTD	27116	4,854.05
SENSATA TECHNOLOGIES BAOYING CO. LTD	24789	3,867.75
SENSATA TECHNOLOGIES BAOYING CO. LTD	19453	1,069.12
SENSATA TECHNOLOGIES BAOYING CO. LTD	22415	4,488.20
SENSATA TECHNOLOGIES BAOYING CO. LTD	27571	1,986.66
SENSATA TECHNOLOGIES BAOYING CO. LTD	25425	11,794.77
SENSATA TECHNOLOGIES BAOYING CO. LTD	15580	4,271.24
SENSATA TECHNOLOGIES BAOYING CO. LTD	27145	1,051.97
SENSATA TECHNOLOGIES BAOYING CO. LTD	25819	1,938.30

Customer	PO.	Balance
SENSATA TECHNOLOGIES BAOYING CO. LTD	27669	1,887.91
SENSATA TECHNOLOGIES BAOYING CO. LTD	17698	7,348.60
SENSATA TECHNOLOGIES BAOYING CO. LTD	15577	2,545.87
SENSATA TECHNOLOGIES BAOYING CO. LTD	24384	7,705.25
SENSATA TECHNOLOGIES BAOYING CO. LTD	17524	1,531.18
SENSATA TECHNOLOGIES BAOYING CO. LTD	26334	18,926.87
SENSATA TECHNOLOGIES BAOYING CO. LTD	25494	5,536.65
SENSATA TECHNOLOGIES BAOYING CO. LTD	25819	1,928.10
SENSATA TECHNOLOGIES BAOYING CO. LTD	27412	20,747.83
SENSATA TECHNOLOGIES BAOYING CO. LTD	25519	8,715.70
SENSATA TECHNOLOGIES BAOYING CO. LTD	26297	6,218.03
SENSATA TECHNOLOGIES BAOYING CO. LTD	26736	6,796.02
SENSATA TECHNOLOGIES BAOYING CO. LTD	17784	2,015.73
SENSATA TECHNOLOGIES BAOYING CO. LTD	23706	2,048.79
SENSATA TECHNOLOGIES BAOYING CO. LTD	27116	1,584.57
SENSATA TECHNOLOGIES BAOYING CO. LTD	22176	5,024.88
SENSATA TECHNOLOGIES BAOYING CO. LTD	23059	9,917.17
SENSATA TECHNOLOGIES BAOYING CO. LTD	24384	13,761.90
SENSATA TECHNOLOGIES BAOYING CO. LTD	25790	10,168.83
SENSATA TECHNOLOGIES BAOYING CO. LTD	23706	2,429.88
SENSATA TECHNOLOGIES BAOYING CO. LTD	27116	2,219.35
SENSATA TECHNOLOGIES BAOYING CO. LTD	26576	7,645.50
SENSATA TECHNOLOGIES BAOYING CO. LTD	22413	4,444.38
SENSATA TECHNOLOGIES BAOYING CO. LTD	24890	3,564.74
SENSATA TECHNOLOGIES BAOYING CO. LTD	27926	6,436.30
SENSATA TECHNOLOGIES BAOYING CO. LTD	17527	585.48
SENSATA TECHNOLOGIES BAOYING CO. LTD	15580	1,854.67
SENSATA TECHNOLOGIES BAOYING CO. LTD	15578	2,092.52
SENSATA TECHNOLOGIES BAOYING CO. LTD	17524	808.15
SENSATA TECHNOLOGIES BAOYING CO. LTD	17527	585.06
SENSATA TECHNOLOGIES BAOYING CO. LTD	26840	5,022.80
SENSATA TECHNOLOGIES BAOYING CO. LTD	27412	9,636.96
SENSATA TECHNOLOGIES BAOYING CO. LTD	24789	1,069.15
SENSATA TECHNOLOGIES BAOYING CO. LTD	23706	2,336.40
SENSATA TECHNOLOGIES BAOYING CO. LTD	27116	3,770.16
SENSATA TECHNOLOGIES BAOYING CO. LTD	17698	7,236.60
SENSATA TECHNOLOGIES BAOYING CO. LTD	25518	6,915.30
SENSATA TECHNOLOGIES BAOYING CO. LTD	28007	9,676.70
SENSATA TECHNOLOGIES BAOYING CO. LTD	24789	1,069.15
SENSATA TECHNOLOGIES BAOYING CO. LTD	24789	2,672.88
SENSATA TECHNOLOGIES BAOYING CO. LTD	26576	14,865.00
SENSATA TECHNOLOGIES BAOYING CO. LTD	17551	720.54
SENSATA TECHNOLOGIES BAOYING CO. LTD	17527	1,737.54
SENSATA TECHNOLOGIES BAOYING CO. LTD	27148	10,272.15
SENSATA TECHNOLOGIES BAOYING CO. LTD	24789	1,050.17
SENSATA TECHNOLOGIES BAOYING CO. LTD	25819	3,733.80
SENSATA TECHNOLOGIES BAOYING CO. LTD	21183	575.38
SENSATA TECHNOLOGIES BAOYING CO. LTD	27143	1,125.35

Customer	PO.	Balance
SENSATA TECHNOLOGIES BAOYING CO. LTD	28007	27,733.50
SENSATA TECHNOLOGIES BAOYING CO. LTD	26576	14,661.64
SENSATA TECHNOLOGIES BAOYING CO. LTD	27603	2,670.00
SENSATA TECHNOLOGIES BAOYING CO. LTD	23706	7,675.20
SENSATA TECHNOLOGIES BAOYING CO. LTD	27669	4,033.01
SENSATA TECHNOLOGIES BAOYING CO. LTD	24789	1,050.17
SENSATA TECHNOLOGIES BAOYING CO. LTD	17726	1,736.44
SENSATA TECHNOLOGIES BAOYING CO. LTD	25518	2,256.38
SENSATA TECHNOLOGIES BAOYING CO. LTD	25518	4,670.23
SENSATA TECHNOLOGIES BAOYING CO. LTD	17524	1,490.44
SENSATA TECHNOLOGIES BAOYING CO. LTD	25819	3,795.00
SENSATA TECHNOLOGIES BAOYING CO. LTD	24814	6,962.31
SENSATA TECHNOLOGIES BAOYING CO. LTD	24643	7,657.22
SENSATA TECHNOLOGIES BAOYING CO. LTD	27116	14,999.50
SENSATA TECHNOLOGIES BAOYING CO. LTD	22176	9,609.87
SENSATA TECHNOLOGIES BAOYING CO. LTD	25519	8,581.60
SENSATA TECHNOLOGIES BAOYING CO. LTD	21183	591.08
SENSATA TECHNOLOGIES BAOYING CO. LTD	26840	2,523.90
SENSATA TECHNOLOGIES BAOYING CO. LTD	23706	3,943.00
SENSATA TECHNOLOGIES BAOYING CO. LTD	26576	7,488.05
SENSATA TECHNOLOGIES BAOYING CO. LTD	26576	4,478.25
SENSATA TECHNOLOGIES BAOYING CO. LTD	26334	9,223.01
SENSATA TECHNOLOGIES BAOYING CO. LTD	23116	1,842.93
SENSATA TECHNOLOGIES BAOYING CO. LTD	18947	6,326.93
SENSATA TECHNOLOGIES BAOYING CO. LTD	22413	4,817.94
SENSATA TECHNOLOGIES BAOYING CO. LTD	17787	1,517.39
SENSATA TECHNOLOGIES BAOYING CO. LTD	22415	4,131.34
SENSATA TECHNOLOGIES BAOYING CO. LTD	26351	2,349.25
SENSATA TECHNOLOGIES BAOYING CO. LTD	26351	1,834.07
SENSATA TECHNOLOGIES BAOYING CO. LTD	26334	2,309.30
SENSATA TECHNOLOGIES BAOYING CO. LTD	27056	7,982.80
SENSATA TECHNOLOGIES BAOYING CO. LTD	17551	1,089.60
SENSATA TECHNOLOGIES BAOYING CO. LTD	27571	1,754.30
SENSATA TECHNOLOGIES BAOYING CO. LTD	23058	12,695.82
SENSATA TECHNOLOGIES BAOYING CO. LTD	17555	1,810.16
SENSATA TECHNOLOGIES BAOYING CO. LTD	20892	2,765.66
SENSATA TECHNOLOGIES BAOYING CO. LTD	27571	1,771.33
SENSATA TECHNOLOGIES BAOYING CO. LTD	27571	1,822.43
SENSATA TECHNOLOGIES BAOYING CO. LTD	19033	1,435.04
SENSATA TECHNOLOGIES BAOYING CO. LTD	22919	1,747.98
SENSATA TECHNOLOGIES BAOYING CO. LTD	24014	2,573.34
SENSATA TECHNOLOGIES BAOYING CO. LTD	24014	2,560.79
SENSATA TECHNOLOGIES BAOYING CO. LTD	24014	979.13
SENSATA TECHNOLOGIES BAOYING CO. LTD	24014	2,058.67
SENSATA TECHNOLOGIES BAOYING CO. LTD	22919	7,865.89
SENSATA TECHNOLOGIES BAOYING CO. LTD	17787	1,416.54
SENSATA TECHNOLOGIES BAOYING CO. LTD	23116	1,945.56
SENSATA TECHNOLOGIES BAOYING CO. LTD	26351	2,009.69

Customer	PO.	Balance
SENSATA TECHNOLOGIES BAOYING CO. LTD	27571	3,508.60
SENSATA TECHNOLOGIES BAOYING CO. LTD	24014	1,933.15
SENSATA TECHNOLOGIES BAOYING CO. LTD	22283	1,768.96
SENSATA TECHNOLOGIES BAOYING CO. LTD	24788	3,582.94
SENSATA TECHNOLOGIES BAOYING CO. LTD	26351	5,085.74
SENSATA TECHNOLOGIES BAOYING CO. LTD	28137	1,891.03
SENSATA TECHNOLOGIES BAOYING CO. LTD	24014	1,986.20
SENSATA TECHNOLOGIES BAOYING CO. LTD	22415	2,200.25
SENSATA TECHNOLOGIES BAOYING CO. LTD	22283	1,626.93
SENSATA TECHNOLOGIES BAOYING CO. LTD	27571	1,932.45
SENSATA TECHNOLOGIES BAOYING CO. LTD	23057	1,845.72
SENSATA TECHNOLOGIES BAOYING CO. LTD	23057	8,192.41
SENSATA TECHNOLOGIES BAOYING CO. LTD	20892	7,023.93
SENSATA TECHNOLOGIES BAOYING CO. LTD	23057	1,052.38
SENSATA TECHNOLOGIES BAOYING CO. LTD	25824-5	366.86
SENSATA TECHNOLOGIES BAOYING CO. LTD	25996-5	842.23
SENSATA TECHNOLOGIES BAOYING CO. LTD	26001-12	697.85
SENSATA TECHNOLOGIES BAOYING CO. LTD	25824-5	572.30
SENSATA TECHNOLOGIES BAOYING CO. LTD	25996-7	1,792.74
SENSATA TECHNOLOGIES BAOYING CO. LTD	20892-13	764.50
SENSATA TECHNOLOGIES BAOYING CO. LTD	20892-14	2,314.05
SENSATA TECHNOLOGIES BAOYING CO. LTD	24014-6	2,549.28
SENSATA TECHNOLOGIES BAOYING CO. LTD	24014-6	1,878.06
SENSATA TECHNOLOGIES BAOYING CO. LTD	23058-12	4,148.89
SENSATA TECHNOLOGIES BAOYING CO. LTD	18947-12	4,124.46
SENSATA TECHNOLOGIES BAOYING CO. LTD	26001-12	454.99
SENSATA TECHNOLOGIES BAOYING CO. LTD	26001-13	1,940.92
SENSATA TECHNOLOGIES BAOYING CO. LTD	25996-5	1,518.01
SENSATA TECHNOLOGIES BAOYING CO. LTD	20892-13	1,330.56
SENSATA TECHNOLOGIES BAOYING CO. LTD	26001-14	2,042.20
SENSATA TECHNOLOGIES BAOYING CO. LTD	25824-5	1,398.45
SENSATA TECHNOLOGIES BAOYING CO. LTD	25996-8	4,097.13
SENSATA TECHNOLOGIES BAOYING CO. LTD	18947-13	3,257.19
SENSATA TECHNOLOGIES BAOYING CO. LTD	25996-6/7/8	1,090.81
SENSATA TECHNOLOGIES BAOYING CO. LTD	26001-14	1,251.36
SENSATA TECHNOLOGIES BAOYING CO. LTD	26001-17	1,655.52
SENSATA TECHNOLOGIES BAOYING CO. LTD	25996-13	2,778.82
SENSATA TECHNOLOGIES BAOYING CO. LTD	22919-6	1,317.42
SENSATA TECHNOLOGIES BAOYING CO. LTD	25996-13	2,551.31
SENSATA TECHNOLOGIES BAOYING CO. LTD	26003-3	968.43
SENSATA TECHNOLOGIES BAOYING CO. LTD	25996-10	1,919.58
SENSATA TECHNOLOGIES BAOYING CO. LTD	20892-15	1,832.09
SENSATA TECHNOLOGIES BAOYING CO. LTD	22919-7	1,834.05
SENSATA TECHNOLOGIES BAOYING CO. LTD	25824-8	3,207.78
SENSATA TECHNOLOGIES BAOYING CO. LTD	25996-8	957.98
SENSATA TECHNOLOGIES BAOYING CO. LTD	20892-15	1,486.41
SENSATA TECHNOLOGIES BAOYING CO. LTD	26001-11	870.52
SENSATA TECHNOLOGIES BAOYING CO. LTD	25824-6	757.60

Customer	PO.	Balance
SENSATA TECHNOLOGIES BAOYING CO. LTD	25996-10	1,907.89
SENSATA TECHNOLOGIES BAOYING CO. LTD	22919-7	2,674.76
SENSATA TECHNOLOGIES BAOYING CO. LTD	25996-11	1,157.64
SENSATA TECHNOLOGIES BAOYING CO. LTD	25824-7	2,439.10
SENSATA TECHNOLOGIES BAOYING CO. LTD	26000-3	893.84
SENSATA TECHNOLOGIES BAOYING CO. LTD	3 PO#	2,345.19
SENSATA TECHNOLOGIES BAOYING CO. LTD	3 PO#	824.12
SENSATA TECHNOLOGIES BAOYING CO. LTD	3 PO#	1,924.03
SENSATA TECHNOLOGIES BAOYING CO. LTD	25824-5	846.29
SENSATA TECHNOLOGIES BAOYING CO. LTD	23058-14	2,765.99
SENSATA TECHNOLOGIES BAOYING CO. LTD	25996-18	1,809.07
SENSATA TECHNOLOGIES BAOYING CO. LTD	25996-17	2,244.70
SENSATA TECHNOLOGIES BAOYING CO. LTD	26001-20	1,204.44
SENSATA TECHNOLOGIES BAOYING CO. LTD	26000-5	1,093.19
SENSATA TECHNOLOGIES BAOYING CO. LTD	26002-1	603.51
SENSATA TECHNOLOGIES BAOYING CO. LTD	23058-16	2,020.01
SENSATA TECHNOLOGIES BAOYING CO. LTD	23058-16	2,088.09
SENSATA TECHNOLOGIES BAOYING CO. LTD	25998-1	869.43
SENSATA TECHNOLOGIES BAOYING CO. LTD	26000-2	1,074.53
SENSATA TECHNOLOGIES BAOYING CO. LTD	25824-5	807.18
SENSATA TECHNOLOGIES BAOYING CO. LTD	26001-12/20	2,879.85
SENSATA TECHNOLOGIES BAOYING CO. LTD	25996-11/12	4,219.36
SENSATA TECHNOLOGIES BAOYING CO. LTD	25824-9	2,069.32
SENSATA TECHNOLOGIES BAOYING CO. LTD	25996-19	3,008.10
SENSATA TECHNOLOGIES BAOYING CO. LTD		(220.72)
SENSATA TECHNOLOGIES BAOYING CO. LTD	22644	(709.20)
SENSATA TECHNOLOGIES BAOYING CO. LTD	25996-15	2,611.03
SENSATA TECHNOLOGIES BAOYING CO. LTD	26000-4	1,908.14
SENSATA TECHNOLOGIES BAOYING CO. LTD	26001-27	733.40
SENSATA TECHNOLOGIES BAOYING CO. LTD	23057-12	1,547.22
SENSATA TECHNOLOGIES BAOYING CO. LTD	26000-4	1,656.56
SENSATA TECHNOLOGIES BAOYING CO. LTD	26001-24/25	1,128.90
SENSATA TECHNOLOGIES BAOYING CO. LTD	25996-14	1,050.83
SENSATA TECHNOLOGIES BAOYING CO. LTD	25998-3	531.51
SENSATA TECHNOLOGIES BAOYING CO. LTD	26003-2/3	3,422.92
SENSATA TECHNOLOGIES BAOYING CO. LTD	25824-11	838.37
SENSATA TECHNOLOGIES BAOYING CO. LTD	26000-2	1,087.32
SENSATA TECHNOLOGIES BAOYING CO. LTD	26001-16	739.16
SENSATA TECHNOLOGIES BAOYING CO. LTD	25996-15	2,053.53
SENSATA TECHNOLOGIES BAOYING CO. LTD	25998-4	531.51
SENSATA TECHNOLOGIES BAOYING CO. LTD	26000-7	1,694.94
SENSATA TECHNOLOGIES BAOYING CO. LTD	25996-16/21	5,151.87
SENSATA TECHNOLOGIES BAOYING CO. LTD	25998-2	1,061.31
SENSATA TECHNOLOGIES BAOYING CO. LTD	26000-9	4,854.57
SENSATA TECHNOLOGIES BAOYING CO. LTD	26001-18/26	4,127.78
SENSATA TECHNOLOGIES BAOYING CO. LTD	26003-5/6	3,478.02
SENSATA TECHNOLOGIES BAOYING CO. LTD	25824-13	2,019.78
SENSATA TECHNOLOGIES BAOYING CO. LTD	25998-5	1,061.12

Customer	PO.	Balance
SENSATA TECHNOLOGIES BAOYING CO. LTD		1,730.85
SENSATA TECHNOLOGIES BAOYING CO. LTD		810.30
SENSATA TECHNOLOGIES BAOYING CO. LTD		10,000.00
SENSATA TECHNOLOGIES BAOYING CO. LTD	262089	(448.49)
SENSATA TECHNOLOGIES BAOYING CO. LTD	270492 & 26	(2,829.99)
SENSATA TECHNOLOGIES BAOYING CO. LTD	259781	(371.52)
SENSATA TECHNOLOGIES BAOYING CO. LTD	269897	(4,377.72)
SENSATA TECHNOLOGIES BAOYING CO. LTD	613801	(537.42)
SENSATA TECHNOLOGIES BAOYING CO. LTD		(44,391.71)
SENSATA TECHNOLOGIES BAOYING CO. LTD		(65,471.76)
SENSATA TECHNOLOGIES BAOYING CO. LTD	279781	(777.53)
SENSATA TECHNOLOGIES BAOYING CO. LTD	6136333	(1,087.55)
SENSATA TECHNOLOGIES BAOYING CO. LTD Total		1,141,654.28
SENSATA TECHNOLOGIES CHANGZHOU CO.,	28010827	1,190.09
SENSATA TECHNOLOGIES CHANGZHOU CO.,	28010827	763.41
SENSATA TECHNOLOGIES CHANGZHOU CO.,	28010942	17,325.85
SENSATA TECHNOLOGIES CHANGZHOU CO.,	28011531	731.30
SENSATA TECHNOLOGIES CHANGZHOU CO.,	28011531	752.46
SENSATA TECHNOLOGIES CHANGZHOU CO.,	28007072	1,314.05
SENSATA TECHNOLOGIES CHANGZHOU CO.,	28010942	15,325.70
SENSATA TECHNOLOGIES CHANGZHOU CO.,	28010733-2	10,185.58
SENSATA TECHNOLOGIES CHANGZHOU CO.,	28010733-3	8,475.94
SENSATA TECHNOLOGIES CHANGZHOU CO.,	28012621	50,144.87
SENSATA TECHNOLOGIES CHANGZHOU CO.,	28012633	8,862.74
SENSATA TECHNOLOGIES CHANGZHOU CO.,	28012601	3,212.00
SENSATA TECHNOLOGIES CHANGZHOU CO.,	28012634	1,980.71
SENSATA TECHNOLOGIES CHANGZHOU CO.,	28012636	1,956.82
SENSATA TECHNOLOGIES CHANGZHOU CO.,	28012635	7,774.59
SENSATA TECHNOLOGIES CHANGZHOU CO.,	28010733-3	9,657.21
SENSATA TECHNOLOGIES CHANGZHOU CO.,	28012715	1,395.93
SENSATA TECHNOLOGIES CHANGZHOU CO.,	28012601	3,169.96
SENSATA TECHNOLOGIES CHANGZHOU CO.,	28012634	1,900.50
SENSATA TECHNOLOGIES CHANGZHOU CO.,	28012636	1,737.67
SENSATA TECHNOLOGIES CHANGZHOU CO.,	28012635	7,666.00
SENSATA TECHNOLOGIES CHANGZHOU CO.,		(746.44)
SENSATA TECHNOLOGIES CHANGZHOU CO.,		(260.00)
SENSATA TECHNOLOGIES CHANGZHOU CO.,	42377	7,832.36
SENSATA TECHNOLOGIES CHANGZHOU CO.,	42387	2,107.12
SENSATA TECHNOLOGIES CHANGZHOU CO.,		(1,938.44)
SENSATA TECHNOLOGIES CHANGZHOU CO.,		(27,209.72)
SENSATA TECHNOLOGIES CHANGZHOU CO., Total		135,308.26
SENSATA TECHNOLOGIES DOMINICANA SA	70000177	1,650.59
SENSATA TECHNOLOGIES DOMINICANA SA	70000141	1,241.87
SENSATA TECHNOLOGIES DOMINICANA SA	70000140	939.19
SENSATA TECHNOLOGIES DOMINICANA SA	1007349	1,742.68
SENSATA TECHNOLOGIES DOMINICANA SA		2,466.78
SENSATA TECHNOLOGIES DOMINICANA SA		3,053.86
SENSATA TECHNOLOGIES DOMINICANA SA	7000183	1,714.47

Customer	PO.	Balance
SENSATA TECHNOLOGIES DOMINICANA SA	70000181	2,020.55
SENSATA TECHNOLOGIES DOMINICANA SA	7000183	1,460.95
SENSATA TECHNOLOGIES DOMINICANA SA	7000183	744.05
SENSATA TECHNOLOGIES DOMINICANA SA	70000181	2,033.81
SENSATA TECHNOLOGIES DOMINICANA SA	70000181	1,234.20
SENSATA TECHNOLOGIES DOMINICANA SA	70000141	606.29
SENSATA TECHNOLOGIES DOMINICANA SA	70000181	1,012.07
SENSATA TECHNOLOGIES DOMINICANA SA	7000183	843.17
SENSATA TECHNOLOGIES DOMINICANA SA	70000181	2,257.38
SENSATA TECHNOLOGIES DOMINICANA SA		(10,930.08)
SENSATA TECHNOLOGIES DOMINICANA SA Total		14,091.83
SENSATA TECHNOLOGIES HOLLAND B.V.	6134908-3	21,136.11
SENSATA TECHNOLOGIES HOLLAND B.V.	6127929	10,730.13
SENSATA TECHNOLOGIES HOLLAND B.V.	6127928	4,115.57
SENSATA TECHNOLOGIES HOLLAND B.V.	6127934	7,048.19
SENSATA TECHNOLOGIES HOLLAND B.V.	6127932	7,873.01
SENSATA TECHNOLOGIES HOLLAND B.V.	6127934	3,603.55
SENSATA TECHNOLOGIES HOLLAND B.V. Total		54,506.56
SENSATA TECHNOLOGIES INC	50168243	1,709.89
SENSATA TECHNOLOGIES INC	50175110	1,862.96
SENSATA TECHNOLOGIES INC	50168991-1	2,578.00
SENSATA TECHNOLOGIES INC	50170177	2,207.45
SENSATA TECHNOLOGIES INC	50171085	108,109.74
SENSATA TECHNOLOGIES INC	50175396	1,672.41
SENSATA TECHNOLOGIES INC	50175396	1,467.28
SENSATA TECHNOLOGIES INC	50176123	750.00
SENSATA TECHNOLOGIES INC	50168991-1	2,563.00
SENSATA TECHNOLOGIES INC	50168991-1	2,940.22
SENSATA TECHNOLOGIES INC	50171085	80,804.73
SENSATA TECHNOLOGIES INC		(1,672.41)
SENSATA TECHNOLOGIES INC	50163632	(1,376.93)
SENSATA TECHNOLOGIES INC Total		203,616.34
SENSATA TECHNOLOGIES JAPAN LTD	300064-001	1,296.99
SENSATA TECHNOLOGIES JAPAN LTD Total		1,296.99
SENSATA TECHNOLOGIES KOREA LTD	704814	2,900.71
SENSATA TECHNOLOGIES KOREA LTD	702295	2,856.38
SENSATA TECHNOLOGIES KOREA LTD	707549	1,231.20
SENSATA TECHNOLOGIES KOREA LTD	708139	10,102.26
SENSATA TECHNOLOGIES KOREA LTD	704748	1,960.94
SENSATA TECHNOLOGIES KOREA LTD	708991	1,833.22
SENSATA TECHNOLOGIES KOREA LTD	704223	1,466.79
SENSATA TECHNOLOGIES KOREA LTD	704222	1,855.97
SENSATA TECHNOLOGIES KOREA LTD	707549	1,967.00
SENSATA TECHNOLOGIES KOREA LTD	708139	63,283.40
SENSATA TECHNOLOGIES KOREA LTD		(724.03)
SENSATA TECHNOLOGIES KOREA LTD	704746	4,226.88
SENSATA TECHNOLOGIES KOREA LTD	707538	3,596.66
SENSATA TECHNOLOGIES KOREA LTD	708953	9,100.66

Customer	PO.	Balance
SENSATA TECHNOLOGIES KOREA LTD	708952	2,779.58
SENSATA TECHNOLOGIES KOREA LTD	708954	3,796.34
SENSATA TECHNOLOGIES KOREA LTD	706327	3,331.42
SENSATA TECHNOLOGIES KOREA LTD	705207	6,890.65
SENSATA TECHNOLOGIES KOREA LTD	709189	8,354.55
SENSATA TECHNOLOGIES KOREA LTD	709189	8,252.92
SENSATA TECHNOLOGIES KOREA LTD	706643	3,256.82
SENSATA TECHNOLOGIES KOREA LTD	708953	4,726.70
SENSATA TECHNOLOGIES KOREA LTD	708952	2,807.80
SENSATA TECHNOLOGIES KOREA LTD	706327	3,502.26
SENSATA TECHNOLOGIES KOREA LTD	708954	3,796.34
SENSATA TECHNOLOGIES KOREA LTD	708953	8,818.47
SENSATA TECHNOLOGIES KOREA LTD	708953	12,811.47
SENSATA TECHNOLOGIES KOREA LTD	706643	2,883.33
SENSATA TECHNOLOGIES KOREA LTD	709567	6,504.26
SENSATA TECHNOLOGIES KOREA LTD	709189	8,842.41
SENSATA TECHNOLOGIES KOREA LTD	706327	3,741.44
SENSATA TECHNOLOGIES KOREA LTD	708954	7,687.30
SENSATA TECHNOLOGIES KOREA LTD	708952	5,481.29
SENSATA TECHNOLOGIES KOREA LTD	708952	2,824.54
SENSATA TECHNOLOGIES KOREA LTD	708954	3,316.77
SENSATA TECHNOLOGIES KOREA LTD	704746	4,306.45
SENSATA TECHNOLOGIES KOREA LTD	709189	12,003.45
SENSATA TECHNOLOGIES KOREA LTD	707538	3,833.00
SENSATA TECHNOLOGIES KOREA LTD	709567	7,068.49
SENSATA TECHNOLOGIES KOREA LTD	706643	3,199.59
SENSATA TECHNOLOGIES KOREA LTD	706643	3,140.33
SENSATA TECHNOLOGIES KOREA LTD	709567	6,604.72
SENSATA TECHNOLOGIES KOREA LTD	709189	12,488.44
SENSATA TECHNOLOGIES KOREA LTD	706643	3,140.33
SENSATA TECHNOLOGIES KOREA LTD	708954	3,351.32
SENSATA TECHNOLOGIES KOREA LTD	704746	3,821.22
SENSATA TECHNOLOGIES KOREA LTD	707538	3,851.00
SENSATA TECHNOLOGIES KOREA LTD	708952	2,838.53
SENSATA TECHNOLOGIES KOREA LTD	708954	7,255.43
SENSATA TECHNOLOGIES KOREA LTD	708952	5,635.11
SENSATA TECHNOLOGIES KOREA LTD	709189	6,021.93
SENSATA TECHNOLOGIES KOREA LTD	706327	3,376.86
SENSATA TECHNOLOGIES KOREA LTD	707538	3,922.98
SENSATA TECHNOLOGIES KOREA LTD	703567	3,819.06
SENSATA TECHNOLOGIES KOREA LTD	709567	6,476.78
SENSATA TECHNOLOGIES KOREA LTD	708953	8,389.74
SENSATA TECHNOLOGIES KOREA LTD	708954	10,848.59
SENSATA TECHNOLOGIES KOREA LTD	708952	2,866.49
SENSATA TECHNOLOGIES KOREA LTD	709189	12,205.53
SENSATA TECHNOLOGIES KOREA LTD	706643	2,814.45
SENSATA TECHNOLOGIES KOREA LTD	703567	3,836.58
SENSATA TECHNOLOGIES KOREA LTD	709189	6,320.43

Customer	PO.	Balance
SENSATA TECHNOLOGIES KOREA LTD	706327	3,733.80
SENSATA TECHNOLOGIES KOREA LTD	704746	4,374.42
SENSATA TECHNOLOGIES KOREA LTD	707538	3,687.40
SENSATA TECHNOLOGIES KOREA LTD	706643	3,180.66
SENSATA TECHNOLOGIES KOREA LTD	709567	6,647.75
SENSATA TECHNOLOGIES KOREA LTD	705969	(963.35)
SENSATA TECHNOLOGIES KOREA LTD	709189	12,988.59
SENSATA TECHNOLOGIES KOREA LTD	706643	2,909.32
SENSATA TECHNOLOGIES KOREA LTD	708953	4,657.85
SENSATA TECHNOLOGIES KOREA LTD	708953	8,546.52
SENSATA TECHNOLOGIES KOREA LTD	708954	3,828.69
SENSATA TECHNOLOGIES KOREA LTD	708954	6,902.18
SENSATA TECHNOLOGIES KOREA LTD	708952	8,304.37
SENSATA TECHNOLOGIES KOREA LTD	706327	3,785.42
SENSATA TECHNOLOGIES KOREA LTD	706643	2,984.69
SENSATA TECHNOLOGIES KOREA LTD	709189	6,156.80
SENSATA TECHNOLOGIES KOREA LTD	709567	9,728.42
SENSATA TECHNOLOGIES KOREA LTD	709189	12,518.14
SENSATA TECHNOLOGIES KOREA LTD Total		477,473.20
SENSATA TECHNOLOGIES SENSORES E CONT	76014488-12	5,037.61
SENSATA TECHNOLOGIES SENSORES E CONT	76014312-9	10,624.82
SENSATA TECHNOLOGIES SENSORES E CONT	76014490-10	15,444.71
SENSATA TECHNOLOGIES SENSORES E CONT	76014487-14	13,728.91
SENSATA TECHNOLOGIES SENSORES E CONT	76014488-13	2,782.88
SENSATA TECHNOLOGIES SENSORES E CONT	76014487-17	7,635.43
SENSATA TECHNOLOGIES SENSORES E CONT	76014487-17	6,139.11
SENSATA TECHNOLOGIES SENSORES E CONT	76014488-14	7,537.54
SENSATA TECHNOLOGIES SENSORES E CONT	76014487-17	10,739.95
SENSATA TECHNOLOGIES SENSORES E CONT	76014488-18	7,308.00
SENSATA TECHNOLOGIES SENSORES E CONT Total		86,978.96

Grand Total		3,065,415.46

Schedule 1(b)

(Tooling & Equipment)

See Attached

Sensata Tooling Detail

EMS Subfamily	EMS Item #	Sensata Item #	Tool #	Component	Notes	Press	Replacement Cost		Sensata Product.
ASSEMBLIES	F02960340 F02966930	50067-1	P3539	Piercing Blanking Welder Comp (HS)		Mod	$ $ $	10,000 30,000 22,000
ASSEMBLIES	F02964010 F02964020 F02966660	73928-1-5 73928-1-7 73928-4-7	P6402 1NT	Piercing (universal) Blanking (2 tools) Welder Comp (ATC)		Mod	$ $ $	16,000 105,000 22,000

TERMINALS	F02964710	5459-6	P0972	Box Terminal		30		$34,000	ACMP
TERMINALS	F02952790 F02963110 (skived) F02967730	10211-11 14044-1	P2764	Terminal		30		$41,000	3 PH
TERMINALS TERMINALS	F02952750 F02968070	6705-120 6705-120	P2887	Terminal				$41,000	3 PH
TERMINALS TERMINALS	F02956700 F02968050	6794-5	P2960	Terminal				$41,000	3 PH
TERMINALS	F02966420	10282-2	P3042-2	Golf Club		30		$32,000	KBAS
TERMINALS TERMINALS TERMINALS	F02958860 F02965050 F02965060 (skived)	11662-5 11662-1	P3550	Terminal		30 30		$41,000	$7,887
TERMINALS TERMINALS	F02952780 F02967790	10211-12 10211-12	P3997	Terminal				$41,000	1 PH
TERMINALS TERMINALS	F02956710 F02967770	6794-6 6794-6	P3998	Terminal		30		$41,000	3 PH
TERMINALS TERMINALS	F02952760 F02967750	6705-121 6705-121	P4017-2	Terminal (1 at a time)		30		$31,000	3 PH
TERMINALS	F02967540	12873-1	P4273	Terminal (dap, long tail)		30		$31,000	2BM
TERMINALS TERMINALS TERMINALS TERMINALS TERMINALS	F02964570 F02965870 F02965880 F02965890 F02967240	4559-8 4559-10 4559-25 4559-26 4559-18	P5292-2	Box Terminal		BR BR BR BR BR		$41,000	PSA
TERMINALS	F02964720	5459-7	P5318	Box Terminal		30		$34,000	ACMP
TERMINALS TERMINALS TERMINALS	F02958410 F02967020 F02967160	9224-13 9224-7	P5339-C	New Style terminal		BR		$45,000	3/4”
TERMINALS TERMINALS	F02967330 F02967340	10211-1 10211-5	P5392	Terminal		30		$45,000	3 PH

Sensata Tooling Detail

EMS Subfamily	EMS Item #	Sensata Item #	Tool #	Component	Notes	Press	Replacement Cost	SensataProduct.
TERMINALS TERMINALS TERMINALS TERMINALS	F02967290 F02967300 F02967740 F02967280	6705-115 6705-13 6705-114	P5661	Terminal		30	$45,000	3 PH
TERMINALS	F02958780	16329-6	P5666	Terminal			$36,000	1 INCH
TERMINALS TERMINALS	F02967130 F02968190	16329-7	P6142	New Style terminal		BR	$45,000
TERMINALS TERMINALS	F02967380 F02968120	16329-8 16329-8	P6169	New Style terminal		BR	$45,000	1 INCH
TERMINALS	F02966790	9224-55-1
TERMINALS	F02967080	9224-18-1
TERMINALS	F02967230	9224-18	P6177	New Style terminal			$45,000	3/4”
TERMINALS	F02967600	9224-18-1
TERMINALS	F02968090	9224-18				BR
TERMINALS	F02963550	16329-2						1 INCH
TERMINALS	F02967180	16329-9	P6339	Head Nipper terminal		BR	$55,000	1 INCH
TERMINALS	F02967390	6794-1						3 PH
TERMINALS	F02963570	16329-4	P6340					1 INCH
TERMINALS	F02963590	16329-5	P6340					1 INCH
TERMINALS	F02967170		P6340	Head Nipper terminal			$55,000
TERMINALS	F02967220	16329-10	P6340					1 INCH
TERMINALS	F02967760	6794-2	P6340			BR		3 PH
TERMINALS	F02963410	9224-10						3/4”
TERMINALS	F02963510	9224-24	P6341	New Style terminal		BR	$45,000	3/4”
TERMINALS	F02963520	9224-24-1						3/4”
PRESSPARTS	F02966680	T-605066-001	P6343	New Style terminal		BR	$45,000	MA10
TERMINALS	F02967110	9224-19
TERMINALS	F02967120	9224-19-1
TERMINALS	F02963450	9224-19
TERMINALS	F02963480	9224-2	P6347	New Style terminal		BR	$45,000	3/4”
TERMINALS	F02963500	9224-23
TERMINALS	F02959850	12873-2	P5985	Terminal, short tail dap			$31,000	2BM
TERMINALS	F02967530	12873-2				30
TERMINALS	F02959860	12873-1	P5986	Terminal (dap, long tail)		30	$31,000	2BM
TERMINALS	F02965100	28964-1	P6510	TRS		BR	$45,000	RWD
TERMINALS	F02965110	37711-1	P6511	Leaf Spring 2 parts		BR	$65,000	RWD
TERMINALS			P6311, P6506	Skive tools		HYD	$16,000

Sensata Tooling Detail

EMS Subfamily	EMS Item #	Sensata Item #	Tool #	Component	Notes	Press	Replacement Cost	Sensata Product.
	F02964680	50483-1
	F02966190	50005-1
PRESSPARTS	F02967450		Chop off			30	$13,000	?
	F02967780	10211-5
	F02967800	11246-1
PRESSPARTS	F02959440	6640-8	P0083				$17,000	?
PRESSPARTS	F02964640	9458-1	P1480				$13,000
PRESSPARTS	F02966120	11172-1	P3275-2	Frying pan			$32,000	$4,391
PRESSPARTS	F02964590	12015-1	P3797	Terminal			$41,000	$7,895
PRESSPARTS	F02945460	14228-1	P4546	Topay			$40,000	3CR
PRESSPARTS	F02947160	14228-4					$0	3CR
PRESSPARTS	F02946860	14628-1	P4686	Compound, Toplay			$16,000	4CR
PRESSPARTS	F02949970	50061-5	P4891	Old Tool, no spares,			$32,000
PRESSPARTS	F02967870	50061-5		split dap				$20,600
PRESSPARTS	F02964530	17023-1	P4938				$36,000	20PS
PRESSPARTS	F02964420	74891-1	P5128	Finger nail			$36,000	ATPK
TERMINALS	F02966400	11874-1						ATPK
PRESSPARTS	F02967370	15481-1	P5161	Inlay, offset			$36,000	2AM
PRESSPARTS	F02954590	15483-1						2AM
PRESSPARTS	F02960870	11323-6	P5691-2	Strip Terminal			$50,000	$9,700
PRESSPARTS	F02963770	1007519	P5226	Control Burr Button			$43,000	?
PRESSPARTS	F02964670	11479-1						M2
PRESSPARTS	F02952739		P5273	Compound, Toplay			$20,000
PRESSPARTS	F02967690	73855-2	P5860	Chop off			$13,000	$7,236
TERMINALS	F02965580		P6130	Round Disc		BR	$15,500
PRESSPARTS	F02967810	73784-2
PRESSPARTS	F02962960	24043-1	P6296	Gullwing			$54,000	8EA
PRESSPARTS	F02964750	23870-4	P6475	8AM 3 different style parts		8AM	$38,000	8AM
PRESSPARTS	F02964760	23870-1
PRESSPARTS	F02964770	23870-2
PRESSPARTS	F02964780	23870-3
PRESSPARTS	F02964790	23870-5
PRESSPARTS	F02964800	23870-7
PRESSPARTS	F02964810	23870-10
PRESSPARTS	F02964820	23870-8
PRESSPARTS	F02964830	23870-9
PRESSPARTS	F02965210	23870-11

Sensata Tooling Detail

EMS Subfamily	EMS Item #	Sensata Item #	Tool #	Component	Notes	Press	Replacement Cost	Sensata Product.
PRESSPARTS	F02965240	14184-1
PRESSPARTS	F02965250	14184-3
PRESSPARTS	F02965260	14184-4
PRESSPARTS PRESSPARTS	F02965270 F02965280	14184-5 14184-6	P6488	2AM 8 parts		2AM	$52,000	2AM
PRESSPARTS	F02965290	14184-7
PRESSPARTS	F02965300	14184-8
PRESSPARTS	F02965310	14184-9
PRESSPARTS	F02966200	14189-70	P6539-2	Mexico Tool			$45,000	2AM
PRESSPARTS PRESSPARTS	F02966950 F02967880	12821-1	P8009	Round Disc			$20,000
Buttons	Coining Tools			New double channel dies	Qty = 2
Buttons	Coining Tools			New single channel	Qty = 1
Buttons	Coining Tools			New traverse feeds	Qty = 1
Buttons	Trimming			Feed units	Qty = 7
Buttons	Trimming			Feed unit spares
Buttons	Trimming			Trim Tools	Qty = 62
Buttons	Trimming			Trim Tool spares
Buttons	Trimming			Scrap choppers	Qty = 7
Buttons	Die fabrication			Fixtures & equip.
Buttons	Die fabrication			Hobs, etc
Buttons	Existing Dies			Dies	Qty = 3291

Asset Detail

CC	CC Desc	Acct	Asset-Desc	InServDate
2020	ECS Cleaning	1630	5182-ELECTROLYTIC	01-OCT-2007
2020	ECS Cleaning	1630	5184-PICKLE AND S	01-OCT-2007
2020	ECS Cleaning	1630	5185-COIL TO COIL	01-OCT-2007
2020	ECS Cleaning	1630	5590-BARON BLAKES	01-OCT-2007
2030	ECS Bonding	1630	5186-FENN BONDING	01-OCT-2007
2030	ECS Bonding	1630	5188-N5H BONDING	01-OCT-2007
2030	ECS Bonding	1630	5190-#5 TOPLAY BO	01-OCT-2007
2030	ECS Bonding	1630	5191-TOPLAY FINIS	01-OCT-2007
2040	ECS Annealing	1630	5193-#5 AND #6 AN	01-OCT-2007
2040	ECS Annealing	1630	5194-#3 AND #4 AN	01-OCT-2007
2050	ECS Rolling	1630	5196-RUESCH #1 RO	01-OCT-2007
2060	ECS Flattening	1630	5197-POWER FLATTE	01-OCT-2007
2060	ECS Flattening	1630	5198-NCI 5787 PLA	01-OCT-2007
2060	ECS Flattening	1630	5199-RSL - F LINE	01-OCT-2007
2060	ECS Flattening	1630	5200-RSL - G LINE	01-OCT-2007
2070	ECS Slitting	1630	5204-SLITTING LIN	01-OCT-2007
2070	ECS Slitting	1630	5205-SLITTING LIN	01-OCT-2007
2080	ECS Fancy Wire	1630	5207-FANCY WIRE M	01-OCT-2007
2080	ECS Fancy Wire	1630	5208-PULL THRU FL	01-OCT-2007
2080	ECS Fancy Wire	1630	5215-V-SLIT LINE	01-OCT-2007
2110	ECS Stamping	1630	5222-TABER TELEDY	01-OCT-2007
2110	ECS Stamping	1630	5223-BRUDERER MOD	01-OCT-2007
2110	ECS Stamping	1630	5224-BRUDERER MOD	01-OCT-2007
2110	ECS Stamping	1630	5225-BRUDERER MOD	01-OCT-2007
2110	ECS Stamping	1630	5226-BRUDERER MOD	01-OCT-2007
2110	ECS Stamping	1630	5227-BRUDERER MOD	01-OCT-2007
2110	ECS Stamping	1630	5228-MINSTER MODE	01-OCT-2007
2110	ECS Stamping	1630	5229-MINSTER MODE	01-OCT-2007
2110	ECS Stamping	1630	5230-V&O 60ST-28	01-OCT-2007
2110	ECS Stamping	1630	5231-BRUDERER MOD	01-OCT-2007
2110	ECS Stamping	1630	5232-BRUDERER MOD	01-OCT-2007
2110	ECS Stamping	1630	5233-TORIT DOWN-F	01-OCT-2007
2110	ECS Stamping	1630	5234-STANLEY DIE	01-OCT-2007
2120	ECS Buttons	1630	5235-PERKINS 5-C	01-OCT-2007
2120	ECS Buttons	1630	5236-PERKINS 5-C	01-OCT-2007
2120	ECS Buttons	1630	5237-PERKINS 5-C	01-OCT-2007
2120	ECS Buttons	1630	5238-PERKINS 5-C	01-OCT-2007
2120	ECS Buttons	1630	5239-PERKINS 5-C	01-OCT-2007
2120	ECS Buttons	1630	5240-PERKINS 5-C	01-OCT-2007
2120	ECS Buttons	1630	5241-PERKINS 5-C	01-OCT-2007
2120	ECS Buttons	1630	5593-PERKINS 5-C	01-OCT-2007
2120	ECS Buttons	1630	5594-PERKINS 5-C	01-OCT-2007
2130	ECS Tumbling	1630	5242-MISC DEGREAS	01-OCT-2007
2130	ECS Tumbling	1630	5244-3 ESBEC PART	01-OCT-2007
2130	ECS Tumbling	1630	5245-TILTING PART	01-OCT-2007
2130	ECS Tumbling	1630	5246-CHAIN HOIST	01-OCT-2007
2130	ECS Tumbling	1630	5247-PERO VAPOR D	01-OCT-2007
2150	ECS Modline	1630	5253-MOD-LINE 12	01-OCT-2007
2150	ECS Modline	1630	5254-MOD-LINE 13	01-OCT-2007
2150	ECS Modline	1630	5255-ATC DUAL HEA	01-OCT-2007
2150	ECS Modline	1630	5256-MOD-LINE 15	01-OCT-2007
2150	ECS Modline	1630	5257-SINGLE HEAD	01-OCT-2007
2150	ECS Modline	1630	5258-MOD-LINE 14	01-OCT-2007

Notes:

The above equipment includes sound enclosure, payoff & takeup equipment plus reels.

Schedule 1(c)

(Customer List)

Customer Name	Total Purchases ($) 12-months ended 3/31/09
A O SMITH CORPORATION	$259,467
ACADEMY PRECISION MATERIALS	$88,861
AMERICAN BULLION INV CO.	$72,558
AYRSHIRE ELECTRONICS	$48,698
BIHLER OF AMERICA INC.	$676,408
BIMETAL JAPAN INC	$157,210
CONTINENTAL CONTROLS LTD	$50,089
CUTLER-HAMMER ELECTRICAL COMPANY	$93,974
D.M.P. MINI PROTETTORI S.R.L.	$19,506
DANSA LLC	$27,957
ELECTRICA - ELSING (SUZHOU) ELECTRICAL CONTROLS CO., LTD	$29,774
ELECTRICA S.R.L.	$482,552
EMERSON ELECTRIC (SHENZHEN) CO	$619,104
FAS CONTROLS INC.	$46,374
GASSER & SONS, INC	$36,359
GE INDUSTRIAL OF PR LLC	$541,873
GEMA MULIA SDN BHD	$45,764
GENERAL ELECTRIC COMPANY	$61,050
HONEYWELL INC	$98,046
INTERMATIC INCORPORATED	$353,042
INVENSYS APPLIANCE CONTROLS	$178,197
INVENSYS APPLIANCE CONTROLS-MX	$32,869
JA HWA ELECTRONICS CO., LTD	$0
KIDDE-FENWAL INC	$16,919
MW INDUSTRIES, INC.	$16,860
NEW ALLOYS CO LTD	$189,547
PORTAGE ELECTRIC PRODUCTS	$72,937
SANGBO ELECTRONICS CO., LTI	$69,239
SENSATA TECH HOLDING COMPANY MEXICO B.V.	$5,579,295
SENSATA TECHNOLOGIES BAOYING CO. LTD	$4,529,062
SENSATA TECHNOLOGIES CHANGZHOU CO., LTD.	$207,320
SENSATA TECHNOLOGIES DOMINICANA SA	$67,081
SENSATA TECHNOLOGIES HOLLAND B.V.	$1,172,481
SENSATA TECHNOLOGIES INC	$161,864
SENSATA TECHNOLOGIES JAPAN LTD	$8,776
SENSATA TECHNOLOGIES KOREA LTD	$3,961,708

Customer Name	Total Purchases ($) 12-months ended 3/31/09
SENSATA TECHNOLOGIES MARYLAND INC	$88,992
SENSATA TECHNOLOGIES SENSORES E CONTROLES DO BRAZIL LTDA	$372,734
STAMPCO METAL PRODUCTS	$64,742
STEWART EFI	$13,654
SUPERB INDUSTRIES, INC.	$6,641
THERMASTER ELECTRONIC (XIAMEN)	$471,504
THERM-O-DISC (VIETNAM) CO, LTD	$61,423
THERM-O-DISC CANADA LTD	$378,612
THERM-O-DISC INC	$5,518,365
TOP LINK TECH CO LTD	$0
VERSATILE MACHINING, INC	$36,440
WOLVERINE JOINING TECHNOLOGIES	$5,000
Grand Total	$27,090,930

Schedule 1(d)

(Form of Acknowledgement)

See Attached.

Schedule 1(e)

(Maintenance Logs)

See Attached.

Cost Center	Description	Explanations	Monthly Labor Costs for Maint & Repair

2000	ECS Mfg	Machines Included	Jan ‘08	Feb ‘08	Mar ‘08	Apr ‘08	May ‘08	June ‘08	July ‘08	Aug ‘08	Sep ‘08	Oct ‘08	Nov ‘08	Dec ‘08
2005	ECS Melt	AG Melt, AU Caster	$1,533	$588	$147	$294	$441	$974	$806	$1,302	$945	$147	$84	$1,050
2010	ECS Breakdown	Oxidation, Flat & Shear, Hot Roll, Dual Miller, Welding, 16 x 16 Mill		$168	$147	$42	$42		$638	$1,575	$210		$147	$105
2020	ECS Cleaning	Sinks, Deburr, Degreasers	$2,756	$4,641	$2,835	$4,032	$3,394	$3,221	$3,398	$2,184	$4,072	$3,188	$2,419	$2,793
2030	ECS Bonding	Fenn Mill, N5H	$4,397	$4,473	$3,973	$4,586	$4,918	$2,075	$2,646	$1,646	$3,150	$1,499	$3,751	$1,121
2040	ECS Annealing	Horizontal Furnaces	$1,239	$1,655	$2,835	$945	$5,456	$378	$777	$462	$1,109	$4,880	$420	$378
2050	ECS Rolling	Reusch Mills	$1,638	$3,146	$1,869	$2,402	$1,331	$2,965	$3,112	$399	$1,533	$1,877	$1,239	$1,407
2060	ECS Flattening	Pull Throughs, Large Flattener	$3,184	$252	$168		$294	$386		$42	$983		$294
2070	ECS Slitting	All Slitters	$462	$1,596	$798	$504	$336	$302	$504		$525	$231	$764
2080	ECS Fancy Wire	Fancy Wire	$1,134	$3,024	$2,717	$2,625	$2,465	$218	$4,036	$3,641	$441	$2,953	$1,520	$1,903
2090	ECS Hot Bond	Bonding, Finish Rolling	$2,811	$462	$857	$42	$84		$231		$294	$21		$84
2110	ECS Stamping	Stamping, Sorting, Seam Welding	$336	$672	$1,575	$210	$168		$483	$504		$344	$462	$84
2120	ECS Buttons	Button Presses	$1,886	$3,969	$953	$3,578	$407	$3,104	$2,024	$3,116	$1,831	$3,583	$1,949	$844
2130	ECS Tumbling	Tumble	$42	$42	$42	$105		$63	$50		$42	$84		$21
2140	ECS Heater Wires	Heater Wires		$252	$189
2150	ECS Modline	Mod Line		$546	$546	$294	$840	$105	$546	$176	$995	$672	$84	$294

8005	ECS Supervision
8015	ECS Tooling		$84	$399	$252	$378	$168	$63	$42	$147	$63	$378	$302	$84
8031	ECS Planning
			$21,501	$25,885	$19,904	$20,038	$20,345	$13,856	$19,295	$15,196	$16,193	$19,858	$13,436	$10,168

Cost Center	Description	Explanations	Monthly Labor Costs for Maint & Repair

2000	ECS Mfg	Machines Included	Jan ‘09	Feb ‘09	Mar ‘09	Apr ‘09	May ‘09	June ‘09	July ‘09	Aug ‘09	Sep ‘09	Oct ‘09	Nov ‘09	Dec ‘09
2005	ECS Melt	AG Melt, AU Caster	$1,109	$126	$176
2010	ECS Breakdown	Oxidation, Flat & Shear, Hot Roll, Dual Miller, Welding, 16 x 16 Mill	$105	$42	$420
2020	ECS Cleaning	Sinks, Deburr, Degreasers	$1,092	$2,041	$1,999
2030	ECS Bonding	Fenn Mill, N5H	$1,205	$1,751	$2,331
2040	ECS Annealing	Horizontal Furnaces	$2,306	$1,050	$714
2050	ECS Rolling	Reusch Mills	$1,520	$714	$588
2060	ECS Flattening	Pull Throughs, Large Flattener		$42	$105
2070	ECS Slitting	All Slitters	$386	$231	$542
2080	ECS Fancy Wire	Fancy Wire	$4,309	$2,024	$1,088
2090	ECS Hot Bond	Bonding, Finish Rolling	$126		$462
2110	ECS Stamping	Stamping, Sorting, Seam Welding		$344	$1,121
2120	ECS Buttons	Button Presses	$1,961	$1,655	$3,675
2130	ECS Tumbling	Tumble	$42	$21
2140	ECS Heater Wires	Heater Wires
2150	ECS Modline	Mod Line	$386		$42

8005	ECS Supervision
8015	ECS Tooling		$105	$105	$126
8031	ECS Planning

	Number of PM Procedures									Percentage (%) of PM Procedures
Crew ID	CAN	CAN-E	CAN-M	COMPL/NF	COMPL/CM	COMPL/MR	Totals	Code	PM Contact	CAN	CAN-E	CAN-M	COMPL/NF	COMPL/CM	COMPL/MR	Totals	Total Compliance
ATT-MNT-B03-501	212	43	0	592	1	6	854	P	TPM	25%	5%	0%	69%	0%	1%	100%
							0

ATT-MNT-B03-501	6	0	0	31	1	1	39	M	ELEC	15%	0%	0%	79%	3%	3%	100%
	6	0	1	52	0	1	60	M	PIPE	10%	0%	2%	87%	0%	2%	100%
	0	0	0	8	0	0	8	M	MACH	0%	0%	0%	100%	0%	0%	100%
	4	0	1	29	0	1	35	M	MILL	11%	0%	3%	83%	0%	3%	100%
	8	0	0	70	0	2	80	M	INST	10%	0%	0%	88%	0%	3%	100%
	25	0	0	109	0	4	138	M	FAC	18%	0%	0%	79%	0%	3%	100%
							0
	3	2	0	143	1	5	154	M	HOIST	2%	1%	0%	93%	1%	3%	100%
							0
							0
							0
							0
							0
							0
							0
							0
							0
Grand Totals	264	45	2	1034	3	20	1368	1057		19%	3%	0%	76%	0%	1%	100%	77%

Maintanance Totals	52	2	2	442	2	14	514	458		10%	0%	0%	86%	0%	3%	100%	89%
Production Totals	212	43	0	592	1	6	854	599		25%	5%	0%	69%	0%	1%	100%	70%

Key:	CAN	Cancelled	- Maintenance scheduling problem (eg. Not enough people)
	CAN-E	Cancelled	- Expired (usually paperwork (PM work order) not back to R&M office on time)
	CAN-M	Cancelled	- Manufacturing did not make equipment available OR operators not trained in the PM procedure.

	COMPL/NF	Completed	- No findings
	COMPL/CM	Completed	- CM (corrective Maintenance Work Order) generated	Data Source: eMaint
	COMPL/MR	Completed	- Minor repair done during PM

	Number of PM Procedures									Percentage (%) of PM Procedures
Crew ID	CAN	CAN-E	CAN-M	COMPL/NF	COMPL/CM	COMPL/MR	Totals	Code	PM Contact	CAN	CAN-E	CAN-M	COMPL/NF	COMPL/CM	COMPL/MR	Totals	Total Compliance
ATT-MNT-B03-501	46	36	0	73	0	2	157	P	TPM	29%	23%	0%	46%	0%	1%	100%
							0
ATT-MNT-B03-501	0	0	0	9	0	0	9	M	ELEC	0%	0%	0%	100%	0%	0%	100%
	0	0	0	15	0	0	15	M	PIPE	0%	0%	0%	100%	0%	0%	100%
	0	0	0	2	0	0	2	M	MACH	0%	0%	0%	100%	0%	0%	100%
	0	0	0	7	0	0	7	M	MILL	0%	0%	0%	100%	0%	0%	100%
	0	0	0	13	0	0	13	M	INST	0%	0%	0%	100%	0%	0%	100%
	1	0	0	19	1	0	21	M	FAC	5%	0%	0%	90%	5%	0%	100%
							0
	1	0	0	26	0	0	27	M	HOIST	4%	0%	0%	96%	0%	0%	100%
							0
							0
							0
							0
							0
							0
							0
							0
							0
Grand Totals	48	36	0	164	1	2	251	167		19%	14%	0%	65%	0%	1%	100%	67%

Maintanance Totals	2	0	0	91	1	0	94	92		2%	0%	0%	97%	1%	0%	100%	98%
Production Totals	46	36	0	73	0	2	157	75		29%	23%	0%	46%	0%	1%	100%	48%

Key:	CAN	Cancelled	- Maintenance scheduling problem (eg. Not enough people)
	CAN-E	Cancelled	- Expired (usually paperwork (PM work order) not back to R&M office on time)
	CAN-M	Cancelled	- Manufacturing did not make equipment available OR operators not trained in the PM procedure.

	COMPL/NF	Completed	- No findings
	COMPL/CM	Completed	- CM (corrective Maintenance Work Order) generated	Data Source: eMaint
	COMPL/MR	Completed	- Minor repair done during PM

Schedule 1(f)

(Letter of Credit Release)

See Attached.

Schedule 2

(Current Monthly Production Capacity)*

Product Type	Max	Units
Assemblies	3,500	kpcs
Buttons	20,000	kpcs
Press Parts	2,000	kpcs
Terminals	8,000	kpcs
Tape	150	ktoz

*	This Schedule reflects EMS’ current production capacity based on the assumptions below. It does not represent EMS’ actual fixed asset capacity.

Notes

1.	This defines the total production maximum for all customers
2.	EMS product subfamily designations apply
3.	This assumes the product mix is consistent with the current mix
4.	Running 2 shifts with operators on a standard 40 hrs/wk schedule

Schedule 4

(P&L Statement)

P&L Statement - Form

In calculating the P&L Statement, the parties will include only the specific line items set forth below.

Engineered Materials Solutions, LLC
2009
		Act	Act	Act	Act	Act	Act	Act	Act	Act	Act	Act	Act	Act	Act 09
ECS ($000’s)		Jan	Feb	Mar	Apr- pre- TPA	Apr- post- TPA	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
Gross Sales	Dedicated														—
Material Expense	Dedicated														—
Silver Fee	Dedicated														—
Silver Expense	Dedicated														—
Value Added Sales		—	—	—	—	—	—	—	—	—	—	—	—	—	—

Returns &Allowances	Dedicated														—
Discounts	Dedicated														—
Freight-out	Dedicated														—
Net Sales		—	—	—	—	—	—	—	—	—	—	—	—	—	—

Cost of Goods Sold
Direct Expenses	Dedicated														—
Indirect Expenses	Dedicated														—
Purchasing	Allocated														—
Facilities	Allocated														—
Environment Safety & Health	Allocated														—
Repairs and Maintenance	Allocated														—
Outside Repair & maintenance	Dedicated														—
PPV	Dedicated														—
Yield	Dedicated														—
Outside Processing	Dedicated														—
Engineering	Dedicated														—

Engineered Materials Solutions, LLC
2009
		Act	Act	Act	Act	Act	Act	Act	Act	Act	Act	Act	Act	Act	Act 09
ECS ($000’s)		Jan	Feb	Mar	Apr- pre- TPA	Apr- post- TPA	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
Waste Water Treatment	Allocated														—
Inventory Cycle Counts	Dedicated														—
Total Cost of Goods		—	—	—	—	—	—	—	—	—	—	—	—	—	—

Manufacturing Profit		—	—	—	—	—	—	—	—	—	—	—	—	—	—

Logistics	Allocated														—

Gross Profit		—	—	—	—	—	—	—	—	—	—	—	—	—	—

General & Admin	Allocated														—
Customer Service & Ops	Allocated														—
Pension	Allocated														—
		—	—	—	—	—	—	—	—	—	—	—	—	—

Operating Profit/Loss (EBIT)		—	—	—	—	—	—	—	—	—	—	—	—	—	—

P&L Statement - Principles

General

Value Added Sales	Defined as Gross Sales less Material Costs on a Standard Cost basis

Expenses	Incurred cost basis subject to allocation methods below

Accruals & Reserves	From date of TPA forward

Bad Debt	For invoices issued from date of TPA forward

EMS Toll Processing	Any work performed by EMS for production (such as bell annealing, slitting) will be charged at the hourly standard rate

Gross Sales	Value of all invoices supported by ECS trial balance and sales journal

Material Expense	Standard cost of material and yield, excluding silver, supported by trial balance cogs reports

Silver Fee	Consignment and refining fees, supported by trial balance and list of invoices

Silver Expense	Value of silver purchased supported by trial balance and list of invoices

Returns & Allowances	Value of customer returns and credits issued supported by sales journal

Discounts	Early payment discounts supported by sales journal

Freight-out	Cost of freight to ship product to customers

Direct Expenses	Salaries, Wages & Benefits (calculated consistent with (i) the headcount set forth on Schedule 8 (subject to headcount reductions) and (ii) the hourly rate and benefit costs set forth on Schedule 8 (such rates and costs utilized to determine monthly costs); Pension costs will be determined as contemplated by the separate Pension item below; Notwithstanding the headings in Schedule 8, the P&L Statement shall not reflect any amounts paid or payable with respect to severance obligations (such amounts to be retained by EMS as contemplated by Section 8)), Supplies, R&M, Utilities (see Energy & Utilities item below), Leases, Insurance, Misc/Purchased SVC’s

Indirect Expenses	Salaries, Wages & Benefits (calculated consistent with (i) the headcount set forth on Schedule 8 (subject to headcount reductions) and (ii) the hourly rate and benefit costs set forth on Schedule 8 (such rates and costs utilized to determine monthly costs); Pension costs will be determined as contemplated by the separate Pension item below; Notwithstanding the headings in Schedule 8, the P&L Statement shall not reflect any amounts paid or payable with respect to severance obligations (such amounts to be retained by EMS as contemplated by Section 8)), Supplies, R&M, Utilities (see Energy & Utilities item below), Leases, Insurance, Misc/Purchased SVC’s

Vacation expense will be accrued monthly

Energy & Utilities

Powerhouse	Monthly allocation at a fixed 26.8%

Electricity	Monthly meter reading from Substation 3 times kilowatt rate billed per Pepco Energy

Purchasing	Allocated monthly as fixed 12.9%, total pool not to exceed +10% of 2008 average monthly expenses or $25K total, $3K for ECS

Facilities	Allocated monthly as fixed 12.9%, total pool not to exceed +10% of 2008 average monthly expenses or $352K total, $32K for ECS

Environment Health and Safety	Allocated monthly as fixed 12.9%, total pool not to exceed +10% of 2008 average monthly expenses or $53K total, $5K for ECS

Repairs and Maintenance	Allocated monthly charges as incurred in cost center 8075 by the number of actual hours worked on ECS equipment

Outside Repair & Maintenance	Repairs & Maintenance services purchased from outside EMS

PPV	Purchase price variance is recognized on receipt of Raw Materials Inventory Standard rates remain fixed throughout the agreement term

Yield	Engineered Yields remain fixed throughout the agreement term and Yield expense is defined as per below:

Actual Scrap	xx
Less: Absorbed Scrap	(xx	)
Less: Scrap Revenue	(xx	)

Total Yield	xx

Outside Processing	Production services performed at outside vendors as necessary

Waste Water Treatment	As incurred in Cost Center 8066 Waste Water Treatment

Allocated based on number of ECS Gallons treated as a percentage of the total gallons treated by the plant calculated monthly as per the example below:

ECS Gallons treated	500
CMS Gallons treated	1,000
Total Gallons	1,500

ECS %	33%
8066 Expenses	85
ECS Monthly Charge	28

Logistics

Flat monthly charge 7k per month

General And Administrative

Allocation charge will be 17% of the following EMS Cost Centers (i.e. G001 through G005 below), total pool not to exceed +10% of 2008 average monthly expenses or $420K total, $78K for ECS.

Ordinary course legal fees directly related to performance of the TPA (excluding any legal fees incurred in connection with disputes between EMS and Sensata) shall not be subject to any caps set forth above and shall be expensed dollar for dollar.

All EMS legal fees associated with drafting and negotiating the TPA will not be expensed under any P&L Statement.

All EMS legal fees not directly related to the ECS Business (e.g. legal fees associated with negotiating with banks, or related to any sale of any EMS business or assets) shall not be expensed under any P&L Statement.

G001	Administration—Legal
Fee’s only as they
pertain to ECS matters

G002	Finance

G003	Information Technology

G004	Human Resources

G005	Office Services

Customer Service and Operations

Allocation charge will be 17% of the following EMS Cost Centers, total pool not to exceed +10% of 2008 average monthly expenses or $45K total, $7K for ECS

S004	Customer Service and Operations

Pension

Fixed charge $18,000 per month subject to change per ERISA rules

Schedule 5

(Net Working Capital)

Net Working Capital - Form

In calculating Net Working Capital, the parties will include only the specific line items set forth below.

Engineered Materials Solutions, LLC
2009
ECS ($000)	Act Jan	Act Feb	Act Mar	Act Apr	Act May	Act Jun	Act Jul	Act Aug	Act Sep	Act Oct	Act Nov	Act Dec
Inventory:
Raw Materials
Semi-Finished Goods
WIP
WIP Estimated Scrap Valuation
Finished Goods
In transit Inventory
Total	—	—	—	—	—	—	—	—	—	—	—	—

Accounts Payable:
Accounts Payable-Trade
Accounts Payable-Manual
Accounts Payable-PO Receipts
Accounts Payable- Expenses
Total	—	—	—	—	—	—	—	—	—	—	—	—

Accrued Liabilities:
Precious Metal Liability
Accrued Payroll
FICA
Payroll Deduction-Other
Accrued Medical
Accrued Vacation
Accrued Holiday
Accrued Severance
Total	—	—	—	—	—	—	—	—	—	—	—	—

Total Accounts Payable & Accrued Liabilities	—	—	—	—	—	—	—	—	—	—	—	—

Engineered Materials Solutions, LLC
2009
ECS ($000)	Act Jan	Act Feb	Act Mar	Act Apr	Act May	Act Jun	Act Jul	Act Aug	Act Sep	Act Oct	Act Nov	Act Dec
Net Working Capital if AP&AL greater than $500K	—	—	—	—	—	—	—	—	—	—	—	—

Net Working Capital if AP&AL less than $500K	—	—	—	—	—	—	—	—	—	—	—	—

Net Working Capital - Principles

Inventory	Perpetual balances times standard cost per item excluding silver value for only the accounts listed below:

	1210	RAW MATERIALS
	1220	SEMI FINISHED GOODS
	1230	WIP
	1235	WIP ESTIMATED SCRAP VALUATION
	1240	FINISHED GOODS
	1245	IN TRANSIT INVENTORY

Accounts Payable	Calculated based on ECS dedicated amounts for only the accounts listed below:

	2010	ACCOUNTS PAYABLE - TRADE
	2015	ACCOUNTS PAYABLE - MANUAL
	2020	ACCOUNTS PAYABLE - PO RECEIPTS
	2030	ACCOUNTS PAYABLE - EXPENSE

Accrued Liabilities	Calculated based on ECS dedicated amounts for only the accounts listed below:

	2040	PRECIOUS METAL LIABILITY
	2605	ACCRUED PAYROLL
	2610	FICA
	2630	PAYROLL DEDUCTION - OTHER
	2635	ACCRUED MEDICAL
	2640	ACCRUED VACATION	(Calculation begins at TPA inception date)
	2645	ACCRUED HOLIDAY	(Calculation begins at TPA inception date)
	2660	ACCRUED SEVERANCE	(Calculation begins at TPA inception date)

Schedule 7

(CapEx)

Capital Project	2008 ($000s)	YTD Feb 2009 ($000s)	Total ($000s)
ECS MILL 5 CONTROL REPLC Oct08	$18.13	$20.00	$38.13
HORIZONTAL CASTER UPGRADE Oct08	$34.00	$2.00	$36.00

	$52.13	$22.00	$74.13

Schedule 8

(Employee Liabilities)

See Attached

Name	Title	Schd Hrs	Per Pay	Annual		Birth Date	Hire Date		Sev wks	Sev Amt	Ben Costs	Ben Months
Braganca, Andrew	Material Press Operator	14.50	80	30,160.00	4/1/09	4/18/1986	8/11/2008	0.6	4	2,320	754	1
Silva, Helio M.	Form Roll Operator	14.50	80	30,160.00	4/1/09	12/8/1967	8/11/2008	0.6	4	2,320	754	1
Sousa, Armindo B.	Material Press Operator	13.50	80	28,080.00	4/1/09	1/24/1963	8/11/2008	0.6	4	2,160	702	1
Yotharath, Juan	Modline Press Operator	14.28	80	29,702.40	4/1/09	11/6/1980	8/11/2008	0.6	4	2,285	743	1
Clegg, Christine M.	Customer Support Rep	21.00	80	43,680.00	4/1/09	9/16/1953	4/14/2008	1.0	4	3,360	1,092	1
Gallagher, Robert	Slitter Operator	17.25	80	35,880.00	4/1/09	11/15/1955	4/14/2008	1.0	4	2,760	897	1
Bobola, Linda M.	Material Press Operator	14.28	80	29,702.40	4/1/09	12/8/1962	10/29/2007	1.4	4	2,285	743	1
Gallagher, Julia E.	Material Press Operator	14.28	80	29,702.40	4/1/09	1/28/1953	6/18/2007	1.8	4	2,285	743	1
Phin, Sok	Material Press Operator	14.50	80	30,160.00	4/1/09	10/20/1972	6/18/2007	1.8	4	2,320	754	1
Phin, Sophear	Material Press Operator	14.50	80	30,160.00	4/1/09	5/4/1986	6/18/2007	1.8	4	2,320	754	1
St. Pierre, Richard R.	Inspector	14.50	80	30,160.00	4/1/09	4/12/1963	6/18/2007	1.8	4	2,320	754	1
Yotharath, Vong Na Khone	Form Roll Operator	15.00	80	31,200.00	4/1/09	2/8/1974	6/18/2007	1.8	4	2,400	780	1
Dasilva, Joaquim F.	Silver Melt Operator	16.74	80	34,819.20	4/1/09	11/13/1961	10/23/2006	2.4	4	2,678	870	1
Dodge, Joseph T.	Slitter Operator	15.63	80	32,510.40	4/1/09	9/6/1967	6/5/2006	2.8	4	2,501	813	1
Kuffour, Mark	Pickle & Scrub Operator	14.20	80	29,536.00	4/1/09	2/22/1970	10/18/2004	4.5	5	2,840	738	1.5
Chhourn, Sambo	Form Roll Operator	17.95	80	37,336.00	4/1/09	4/30/1979	7/18/2004	4.7	5	3,590	933	1.5
Marroquin, Lester O.	Modline Press Operator	15.59	80	32,427.20	4/1/09	1/4/1979	7/12/2004	4.7	5	3,118	811	1.5
Dossantos, Ronald R.	Bonding Mill Operator	20.76	80	43,180.80	4/1/09	6/23/1943	2/23/2004	5.1	6	4,982	1,080	1.5
Suarez, Jose	Material Press Operator	15.00	80	31,200.00	4/1/09	9/4/1953	2/22/2004	5.1	6	3,600	780	1.5
Smith, Kent C.	Form Roll Operator	18.70	80	38,896.00	4/1/09	3/12/1960	6/30/2003	5.8	6	4,488	972	1.5
Bracewell, Alfred	Pickle & Scrub Operator	15.36	80	31,948.80	4/1/09	2/15/1964	8/26/2002	6.6	7	4,301	799	2
Yusuf, Abimbola	Pickle & Scrub Operator	15.08	80	31,366.40	4/1/09	6/15/1969	8/26/2002	6.6	7	4,222	784	2
Brunelle, Dennis R.	Slitter Operator	18.25	80	37,960.00	4/1/09	1/10/1968	6/17/2002	6.8	7	5,110	949	2
Laporte, Paul E.	Material Press Operator	17.45	80	36,296.00	4/1/09	6/26/1966	6/17/2002	6.8	7	4,886	907	2
Mercer, Thomas E.	Engineering Technician	28.83	80	59,966.40	4/1/09	10/8/1953	7/24/1995	13.7	14	16,145	1,499	3.5
Cardoso, Donald J.	Toolmaker	23.84	80	49,587.20	4/1/09	12/1/1964	2/6/1995	14.2	15	14,304	1,240	4
McHale, Bernard F.	Toolmaker	21.00	80	43,680.00	4/1/09	11/28/1942	12/29/1994	14.3	15	12,600	1,092	4
Levin, Gregory J.	Toolmaker	23.13	80	48,110.40	4/1/09	10/14/1956	10/3/1988	20.5	20	18,504	1,203	5
McDonough, John P.	Rolling Mill Operator	18.68	80	38,854.40	4/1/09	3/28/1965	9/21/1988	20.5	20	14,944	971	5
Wilkinson, Kenneth M.	Planner		80	85,000.00	4/1/09	2/18/1960	8/15/1988	20.6	20	32,692	2,125	5
Niedzwiadek, Lisa A.	Material Press Operator	17.37	80	36,129.60	4/1/09	7/7/1965	12/16/1987	21.3	20	13,896	903	5
Henriques, Rui M.	Equip Serv Mechanic/Pipefitter	26.19	80	54,475.20	4/1/09	11/11/1951	5/13/1987	21.9	20	20,952	1,362	5
Moniz, Jose C.	Packer	17.15	80	35,672.00	4/1/09	7/28/1965	9/8/1986	22.6	20	13,720	892	5
Darosa, Richard	Toolmaker	26.84	80	55,827.20	4/1/09	7/8/1967	8/25/1986	22.6	20	21,472	1,396	5
McDonnell, Donald G.	Engineer, Process		80	85,140.78	4/1/09	2/21/1962	6/24/1985	23.8	20	32,746	2,129	5
Caetano, Mario V.	Material Press Operator	20.60	80	42,848.00	4/1/09	12/22/1958	6/11/1984	24.8	20	16,480	1,071	5
Boiros, Donald F.	Toolmaker	23.77	80	49,441.60	4/1/09	12/17/1961	2/27/1984	25.1	20	19,016	1,236	5
Monteiro, Victor M.	Material Press Operator	20.51	80	42,660.80	4/1/09	11/7/1958	1/18/1984	25.2	20	16,408	1,067	5
Cabral, Jose B.	Tumble Operator	17.83	80	37,086.40	4/1/09	1/16/1952	12/19/1983	25.3	20	14,264	927	5
Lynch, Charles W.	Material Handler	16.55	80	34,424.00	4/1/09	1/19/1950	9/7/1983	25.6	20	13,240	861	5
Bernardo, Joseph G.	Manufacturing Supervisor		80	59,000.00	4/1/09	4/29/1955	10/12/1982	26.5	20	22,692	1,475	5
Patil, Dilip A.	Product Manager		80	108,150.00	4/1/09	4/24/1951	4/1/1981	28.0	20	41,596	2,704	5
Cabral, Cidalia M.	Packer	18.06	80	37,564.80	4/1/09	6/26/1953	3/28/1977	32.0	20	14,448	939	5
Avelar, Joseph V.	Breakdown Operator	19.88	80	41,350.40	4/1/09	12/13/1950	2/11/1977	32.2	20	15,904	1,034	5
Silva, Stephen A.	Toolmaker	23.95	80	49,816.00	4/1/09	3/8/1953	9/22/1975	33.5	20	19,160	1,245	5
Dumas, Normand	Form Roll Operator	17.98	80	37,398.40	4/1/09	11/19/1946	1/19/1975	34.2	20	14,384	935	5
Guimond, Paul D.	Scrap Recovery Handler	22.14	80	46,051.20	4/1/09	12/3/1953	7/28/1973	35.7	20	17,712	1,151	5
Fernandes, Louis	Engineering Technician	22.08	80	45,920.78	4/1/09	7/12/1954	3/12/1973	36.1	20	17,662	1,148	5
Quinter, Stephen A.	Manufacturing Supervisor		80	57,000.00	4/1/09	5/5/1954	2/5/1973	36.2	20	21,923	1,425	5
Cabral, John	Modline Press Operator	21.74	80	45,219.20	4/1/09	7/19/1952	5/2/1972	36.9	20	17,392	1,130	5
Stanlewicz, Maria A.	Packer	18.38	80	38,230.40	4/1/09	5/14/1949	2/25/1969	40.1	20	14,704	956	5

										584,412	54,021

									Total		638,433

Schedule 10

(Operating Covenants)

1.	EMS will not operate the ECS Division other than in the ordinary course of business consistent with past custom and practice (including with respect to making expenditures or incurring costs).

2.	EMS will not utilize ECS Division employees or assets (other than cash, which is the subject of Item 3 below) for non-ECS Division activities. There are several ECS employees who regularly spend some time working on non-ECS tasks, and they will continue to work on such non-ECS tasks in the ordinary course of business consistent with past custom and practice so long as such activities do not impact ECS Division activities.

3.	EMS will set aside for and/or fund to the ECS Division the amount of cash necessary to purchase the inventory and pay the expenses required to produce ECS Products for Sensata under this Agreement (it being understood that performance of this obligation shall not affect the mechanics described in Section 4 and Section 5 of this Agreement).

4.	EMS will not allocate or divert shared employees, assets, resources, or overhead shared with the ECS Division other than in the ordinary course of business consistent with past custom and practice

5.	EMS will not utilize raw materials, equipment or tooling owned by Sensata or a payment made by Sensata under this Agreement (other than cash, which is the subject of Item 3 above) for purposes other than the production of ECS Products for Sensata (unless otherwise specifically set forth in the Agreement).

6.	EMS will use commercially reasonable efforts (determined as if EMS bears both the profit and loss of the ECS Division) to operate the ECS Division in a manner that minimizes Loss Payments.

7.	EMS will not issue a purchase order for ECS Division expenses, services, people, or capital in an amount exceeding $10,000, and will not issue a purchase order for ECS Division inventory in an amount exceeding $50,000.

8.	EMS will not place a request for silver delivery, enter a swap agreement related to silver, or enter a refining settlement request.

9.	EMS cannot scrap or sell equipment or expense items related to the ECS Division without the prior written consent of Sensata (not to be unreasonably withheld). Sensata cannot instruct EMS to scrap or sell equipment or expense items related to the ECS Division without the prior written consent of EMS (not to be unreasonably withheld).

10.	EMS will not adjust balance sheet reserves with respect to the ECS Division.

11.	EMS will not make any change to any ECS asset financing arrangement which adversely affects the ability of the ECS Division to produce the ECS Products as required by this Agreement or otherwise adversely affects Sensata’s rights under this Agreement.

12.	Sensata can instruct EMS to create or fill an ECS Division position, but not instruct EMS to hire a particular individual. All new ECS Division staff will be employees of a temporary labor agency.

13.	EMS will not repair or perform maintenance to ECS Division equipment if such repair or maintenance cost exceeds $5,000 without Sensata approval.

14.	EMS will not permit or request overtime of an ECS Division employee in excess of 5% of such employee’s regularly scheduled work hours.

15.	EMS will not increase or decrease the regularly scheduled hours of an employee of the ECS division without Sensata approval

16.	EMS will not eliminate or create positions in the ECS Division without Sensata approval, but will do so if instructed by Sensata.

17.	EMS will not change the priority of a specified production order of the ECS Division.

18.	EMS will not cancel a specified purchase order for ECS Division inventory, expense, services, people or capital, if the amount of such purchase order exceeds $50,000 without Sensata approval. EMS will not issue a payment to purchase silver without Sensata approval.

19.	EMS will not repair or perform maintenance on ECS Division equipment specified by Sensata without prior approval.

20.	EMS will take physical inventory of the ECS Division if requested by Sensata, within reasonable time frames and during regular business hours.